As filed with the Securities and Exchange Commission on December 31, 2003

                                                    File Nos. 333-______
                                                                    811-21446


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             / X /
                                                                     ---
                           Pre-Effective Amendment No. ___          /___/

                           Post-Effective Amendment No. ___         /___/

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     / X /
                                                                     ---
                           Amendment No. ___                        /___/

                        (Check appropriate box or boxes)

                           CLEARWATER INVESTMENT FUND
               (Exact Name of Registrant as Specified in Charter)

                  36181 East Lake Road, Suite 174, Palm Harbor, Florida 34685
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (727) 772-8230

           Jamie D. Atkins, Trustee, Clearwater Investment Fund,
                  36181 East Lake Road, Suite 174, Palm Harbor, Florida 34685
                    (Name and Address of Agent for Service)






Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement under the Securities Act of 1933.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that, this registration statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.



                                        CONTENTS

                                        Basic information about the fund
                                        Management
                                        Buying, exchanging and selling shares
                                        Dividends, capital gains and taxes





                                    Neither the Securities and Exchange
                             Commission nor any state securities
agency has approved the fund's
shares or determined whether this
prospectus is accurate or complete.
Any representation to the contrary
is a crime.


AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


CONTACT YOUR INVESTMENT PROFESSIONAL TO DISCUSS HOW THE FUND FITS INTO YOUR PORTFOLIO.


BASIC INFORMATION ABOUT THE FUND


CLEARWATER QUANTUM FUND



                                                 CLASS A, AND CLASS I SHARES
                                                Prospectus, ________ __, 2003




INVESTMENT OBJECTIVE
Long-term capital growth. The fund's trustees may change the fund's investment goal without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its net assets in a Large Cap Equity Growth Portfolio consisting of 35 - 40 stocks selected to outperform the portfolios benchmark. The Clearwater Quantum Fund seeks to provide long-term growth of capital by investing primarily in the common stocks of companies with market capitalizations above $2.0 billion at the time of initial purchase. The Fund seeks companies that we believe have the potential to grow steadily over long periods of time at above average rates. The Fund is best suited for long-term investors who can tolerate the greater risks and volatility that are inherent with investments in common stocks.
The fund invests primarily in securities of U.S. and foreign issuers with large market capitalizations, that is, companies similar in size to issuers included in the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is a widely recognized measure of the performance of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Standard and Poor's 500 Index is the benchmark for this fund.

The size of the companies in the index may change dramatically as a result of market conditions and the composition of the index. The fund's investments will not be confined to securities issued by companies included in the index. The fund may also invest in equity securities of non-U.S. issuers. These issuers may be located in developed and emerging markets. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, exchange-traded funds (ETFs), interests in real estate investment trusts (REITs) and preferred stocks.

Clearwater Asset Management, L.L.C., ("CAM") the fund's investment adviser, seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. CAM evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for capital and/or income growth. In making that assessment, CAM employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. CAM relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. CAM focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors CAM looks for in selecting investments include:

|X| Estimated private market value in excess of current stock price. Private market value is the price an independent investor would pay to own the entire company
|X| Above average potential for capital and/or income growth
|X| Management with demonstrated ability and commitment to the company
|X| Low market valuations relative to earnings forecast, book value, cash flow and sales

PRINCIPAL RISKS OF INVESTING IN THE FUND
Even though the fund seeks long-term capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:

|X| The stock market goes down (this risk may be greater in the short term) |X| Growth stocks fall out of favor with investors
|X| The fund's investments do not have the growth potential originally expected

The fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer.

The fund generally invests in a limited number of securities and, as a result, the fund's performance may be more volatile than the performance of funds holding more securities.

Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

As with all equity funds, this fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

Foreign stock holdings are subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. Investments in futures and options, if any, are subject to additional volatility and potential losses. As with any mutual fund, there can be no guarantee the fund will achieve its objective.

THE FUND'S PERFORMANCE
Since the fund does not yet have a full calendar year of operations, it does not disclose any performance information in the prospectus. The fund's performance will vary from year to year. Past performance does not necessarily indicate how a fund will perform in the future. As a shareowner, you may lose or make money on your investment.

MARKET VALUE
A company's market value or capitalization is calculated by multiplying the number of outstanding shares by the current market price of a share.

FEES AND EXPENSES
These are the fees and expenses you may pay if you invest in the fund. Other expenses are based on estimated amounts for the current fiscal year. The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other Clearwater Mutual Funds. There are 12b-1 fees.

SHAREOWNER FEES
PAID DIRECTLY FROM YOUR INVESTMENT                    CLASS A           CLASS
I
Total maximum sales charges (loads) consisting
of the following sales charges                          N/A			  N/A

Maximum sales charge (load) when you buy shares
as a percentage of offering price                       N/A               N/A

Maximum deferred sales charge (load) as a percentage
of offering price or the amount you receive when
you sell shares, whichever is less                      N/A	              N/A

Redemption Fee				                    2.00%
2.00%

ANNUAL FUND OPERATING EXPENSES
PAID FROM THE ASSETS OF THE FUND
as a percentage of average daily net assets         CLASS A           CLASS I

Management Fee                                        0.75%             0.75%
Distribution and Service (12b-1) Fee                  0.35%             0.35%

Other Expenses                                        _.__%             _.__%

Total Operating Expenses                              _.__%             _.__%

Less: Fee Waiver and Expense Limitation2             -_.__%            -_.__%

Net Expenses2                                         _.__%             _.__%

(1) Purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge and may be subject to a contingent deferred sales charge. See "Buying, exchanging and selling shares."

(2) The expenses in the table above reflect the expense limitation in effect during the fiscal year ending December 31, 2004, under which CAM has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class A expenses to 0.75% of the average daily net assets attributable to Class A shares; the portion of fund expenses attributable to Class I shares will be reduced only to the extent such expenses are reduced for Class A shares. CAM may subsequently recover reimbursed expenses (within three years of being incurred) from the fund if the expense ratio of the Class A shares is less than the expense limitation of the Class A shares. Each class will reimburse CAM no more than the amount by which that class' expenses were reduced. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limitation, which may exceed 0.01% annually. See the statement of additional information for details regarding the expense limitation agreement.


EXAMPLE
This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the fund's gross operating expenses remain the same and e) CAM's expense limitation is in effect for year one.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR
                                              SHARES
                ---------------------------------------------------------
                          NUMBER OF YEARS YOU OWN YOUR SHARES
                ---------------------------------------------------------
                ------------ ------------- -- ------------- -------------
                     1            3                1             3

   ------------ ------------ ------------- -- ------------- -------------
   Class A             $___         $____             $___         $____
   ------------ ------------ ------------- -- ------------- -------------
   ------------ ------------ ------------- -- ------------- -------------
   Class I              ___          ____              ___          ____
   ------------ ------------ ------------- -- ------------- -------------

BASIC INFORMATION ABOUT THE FUND

NON-PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS As discussed, the fund invests primarily in equity securities.

This section describes additional investments that the fund may make or strategies that it may pursue to a lesser degree to achieve the fund's goal. Some of the fund's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

INVESTMENTS OTHER THAN U.S. EQUITY SECURITIES
The fund may invest up to 25% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers, including securities of emerging markets issuers. The fund invests in non-U.S. securities to diversify its portfolio when they offer similar or greater potential for capital appreciation compared to U.S. securities. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Some of these risks do not apply to larger, more developed non-U.S. countries. However, these risks are more pronounced for issuers of securities in emerging markets. These risks may include:

|X| Less information about non-U.S. issuers or markets may be available due to
    less rigorous disclosure or accounting standards or regulatory practices |X| Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, CAM may not be able to sell the fund's portfolio securities at times, in amounts and at prices it considers reasonable
|X| Adverse effect of currency exchange rates or controls on the value of the fund's investments
|X| The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
|X| Economic, political and social developments may adversely affect the securities markets
|X| Withholding and other non-U.S. taxes may decrease the fund's return

The fund may invest up to 20% of its total assets in debt securities of corporate and government issuers. Generally the fund acquires debt securities that are investment grade, but the fund may invest up to 5% of its net assets in below investment grade debt securities, including below investment grade convertible debt securities. The fund invests in debt securities when CAM believes they are consistent with the fund's investment objective, to allow for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the fund's portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized securities rating organization or determined to be of equivalent credit quality by CAM. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

CASH MANAGEMENT AND TEMPORARY INVESTMENTS
Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund intends to adopt a defensive strategy when CAM believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

SHORT-TERM TRADING
The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

DERIVATIVES
The fund may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the fund may use derivatives for a variety of non-principal purposes, including:

|X| As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
|X| As a substitute for purchasing or selling securities
|X| To increase the fund's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the fund's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

MANAGEMENT
Clearwater Asset Management, LLC, THE FUND'S INVESTMENT ADVISER, selects the fund's investments and oversees the fund's operations.

Clearwater Asset Management, LLC a Delaware Limited Liability Corporation provides Investment Management services to institutions and individuals. The firm's goal is to provide professional investment advisory services to Institutions, Corporate Defined Benefit Plans, Independent Investment Advisers, Trusts, Endowments, ERISA Pension Plans, 401K & 403B Plans, Taft Hartley Plans, Municipalities, Wrap Fee Sponsors, and individuals.

INVESTMENT ADVISER
Clearwater Asset Management's main office is at 36181 East Lake Road, Suite 174, Palm Harbor, Florida 34685.

PORTFOLIO MANAGER
Day-to-day management of the fund's portfolio is the responsibility of Jamie
D. Atkins.

Mr. Atkins uses proprietary and Wall Street investment firm research to assist in the selection of investment securities to the portfolio.

Mr. Atkins served as a Financial Analyst for Allstate Insurance Company, Pearl River, New York and later as a Senior Financial Analyst for American International Group (AIG), New York, NY. Mr. Atkins Wall Street career began as an associate on the Institutional Equity Sales & Block Trading Desk of Salomon Brothers, Inc., New York, NY where his responsibilities included servicing institutional customers for products ranging from Equities, Equity Derivatives, Program Trading, Block Transactions, and Syndicate New Issues.

After Salomon Brothers, Mr. Atkins joined the Fixed Income Trading Desk of CS First Boston, New York, NY as a Corporate Bond Trader responsible for the primary issuance and secondary trading of Domestic Medium Term Notes, High Grade Corporate, Asset Swaps, and Agencies. At CS First Boston, Mr. Atkins' Fortune 500 clients included GMAC, IBM, GE Capital, and Proctor & Gamble.

Mr. Atkins served as Vice President and Principal of Banc America Securities, Charlotte, NC (formerly Nationsbanc Capital Markets). Mr. Atkins was primarily responsible for the supervision of the Firms Fixed Income Trading Division and its Investment Subsidiaries and Investment Vehicles. Mr. Atkins oversight for Sales and Trading included High Yield, Capital Markets, High Grade Corporate, Derivatives, Loan Syndication, Mortgage Securities, Agencies, and Money Markets.

Most recently, Mr. Atkins served as Chief Compliance Officer and Risk Management for Great Companies, LLC a Clearwater Florida based Investment Adviser. The firm, which has over $700 million in assets under management, is a sub adviser to the AEGON Transamerica Series Funds, IDEX Mutual Funds, and Manulife Financial Variable Annuities.

Mr. Atkins was born in 1962 and received a B.B.A. in Finance from the Lubin School of Business at Pace University in New York City.

MANAGEMENT FEE
The fund pays CAM a fee for managing the fund and to cover the cost of providing certain services to the fund. CAM's annual fee is equal to 0.75% of the fund's average daily net assets. The fee is normally computed daily and paid monthly.








CLEARWATER AGGRESSIVE OPPORTUNITIES FUND


                                             CLASS A, AND CLASS I SHARES
                                                Prospectus, ________ __, 2003


INVESTMENT OBJECTIVE
Long-term capital growth. The fund's trustees may change the fund's investment goal without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its net assets in an Aggressive Growth Portfolio consisting of 35 - 40 stocks primarily in the health care, biotechnology, technology, and financial sectors, the fund utilizes risk management principals when investing in volatile market environments, and takes advantage of special situations. The Aggressive Growth Fund seeks to provide long-term growth of capital by investing primarily in the common stocks of companies of all market capitalizations we believe have the potential to grow faster and more aggressively than average growth companies. The Fund is best suited for long-term investors who can tolerate the greater risks and volatility that are inherent with investments in common stocks.
The fund invests primarily in securities of U.S. and foreign issuers of any market capitalization, that is, companies of any size in the firm's research universe. The Standard & Poor's 500 Index is the benchmark for this fund.
The size of the companies in the index may change dramatically as a result of market conditions and the composition of the index. The fund's investments will not be confined to securities issued by companies included in the index. The fund may also invest in equity securities of non-U.S. issuers. These issuers may be located in developed and emerging markets. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, exchange-traded funds (ETFs), interests in real estate investment trusts(REITs) and preferred stocks.

Clearwater Asset Management, L.L.C.,("CAM") the fund's investment adviser, seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. CAM evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for capital and/or income growth. In making that assessment, CAM employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. CAM relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. CAM focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors CAM looks for in selecting investments include:

|X| Estimated private market value in excess of current stock price. Private market value is the price an independent investor would pay to own the entire company
|X| Above average potential for capital and/or income growth
|X| Management with demonstrated ability and commitment to the company
|X| Low market valuations relative to earnings forecast, book value, cash flow and sales

PRINCIPAL RISKS OF INVESTING IN THE FUND
Even though the fund seeks long-term capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:

|X| The stock market goes down (this risk may be greater in the short term) |X| Growth stocks fall out of favor with investors
|X| The fund's investments do not have the growth potential originally expected

The fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer.

The fund generally invests in a limited number of securities and, as a result, the fund's performance may be more volatile than the performance of funds holding more securities.

Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

As with all equity funds, this fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

Foreign stock holdings are subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. Investments in futures and options, if any, are subject to additional volatility and potential losses. As with any mutual fund, there can be no guarantee the fund will achieve its objective.

THE FUND'S PERFORMANCE
Since the fund does not yet have a full calendar year of operations, it does not disclose any performance information in the prospectus. The fund's performance will vary from year to year. Past performance does not necessarily indicate how a fund will perform in the future. As a shareowner, you may lose or make money on your investment.

MARKET VALUE
A company's market value or capitalization is calculated by multiplying the number of outstanding shares by the current market price of a share.

FEES AND EXPENSES
These are the fees and expenses you may pay if you invest in the fund. Other expenses are based on estimated amounts for the current fiscal year. The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other Clearwater Mutual Funds. There are 12b-1 fees.

SHAREOWNER FEES
PAID DIRECTLY FROM YOUR INVESTMENT                  CLASS A           CLASS I

Total maximum sales charges (loads) consisting
of the following sales charges                          N/A			  N/A

Maximum sales charge (load) when you buy shares
as a percentage of offering price                       N/A               N/A

Maximum deferred sales charge (load) as a percentage
of offering price or the amount you receive when
you sell shares, whichever is less                      N/A	              N/A

Redemption Fee				                    2.00%
2.00%


ANNUAL FUND OPERATING EXPENSES
PAID FROM THE ASSETS OF THE FUND
as a percentage of average daily net assets          CLASS A          CLASS I

Management Fee                                        0.75%             0.75%

Distribution and Service (12b-1) Fee                  0.35%             0.35%

Other Expenses                                        _.__%             _.__%

Total Operating Expenses                              _.__%             _.__%

Less: Fee Waiver and Expense Limitation2             -_.__%            -_.__%

Net Expenses2                                         _.__%             _.__%

(1) Purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge and may be subject to a contingent deferred sales charge. See "Buying, exchanging and selling shares."

(2) The expenses in the table above reflect the expense limitation in effect during the fiscal year ending December 31, 2004, under which CAM has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class A expenses to 0.75% of the average daily net assets attributable to Class A shares; the portion of fund expenses attributable to Class I shares will be reduced only to the extent such expenses are reduced for Class A shares. CAM may subsequently recover reimbursed expenses (within three years of being incurred) from the fund if the expense ratio of the Class A shares is less than the expense limitation of the Class A shares. Each class will reimburse CAM no more than the amount by which that class' expenses were reduced. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limitation, which may exceed 0.01% annually. See the statement of additional information for details regarding the expense limitation agreement.


EXAMPLE
This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the fund's gross operating expenses remain the same and e) CAM's expense limitation is in effect for year one.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR
                                              SHARES
                ---------------------------------------------------------
                          NUMBER OF YEARS YOU OWN YOUR SHARES
                ---------------------------------------------------------
                ------------ ------------- -- ------------- -------------
                     1            3                1             3
   ------------ ------------ ------------- -- ------------- -------------

   Class A             $___         $____             $___         $____
   ------------ ------------ ------------- -- ------------- -------------
   ------------ ------------ ------------- -- ------------- -------------
   Class I              ___          ____              ___          ____
   ------------ ------------ ------------- -- ------------- -------------

BASIC INFORMATION ABOUT THE FUND

NON-PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS As discussed, the fund invests primarily in equity securities.

This section describes additional investments that the fund may make or strategies that it may pursue to a lesser degree to achieve the fund's goal. Some of the fund's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


INVESTMENTS OTHER THAN U.S. EQUITY SECURITIES
The fund may invest up to 25% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers, including securities of emerging markets issuers. The fund invests in non-U.S. securities to diversify its portfolio when they offer similar or greater potential for capital appreciation compared to U.S. securities. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Some of these risks do not apply to larger, more developed non-U.S. countries. However, these risks are more pronounced for issuers of securities in emerging markets. These risks may include:
|X| Less information about non-U.S. issuers or markets may be available due to
    less rigorous disclosure or accounting standards or regulatory practices |X| Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, CAM may not be able to sell the fund's portfolio securities at times, in amounts and at prices it considers reasonable
|X| Adverse effect of currency exchange rates or controls on the value of the fund's investments
|X| The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
|X| Economic, political and social developments may adversely affect the securities markets
|X| Withholding and other non-U.S. taxes may decrease the fund's return

The fund may invest up to 20% of its total assets in debt securities of corporate and government issuers. Generally the fund acquires debt securities that are investment grade, but the fund may invest up to 5% of its net assets in below investment grade debt securities, including below investment grade convertible debt securities. The fund invests in debt securities when CAM believes they are consistent with the fund's investment objective, to allow for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the fund's portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized securities rating organization or determined to be of equivalent credit quality by CAM. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

CASH MANAGEMENT AND TEMPORARY INVESTMENTS
Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund intends to adopt a defensive strategy when CAM believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

SHORT-TERM TRADING
The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.
DERIVATIVES
The fund may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the fund may use derivatives for a variety of non-principal purposes, including:

|X| As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
|X| As a substitute for purchasing or selling securities
|X| To increase the fund's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the fund's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.



MANAGEMENT
Clearwater Asset Management, LLC, THE FUND'S INVESTMENT ADVISER, selects the fund's investments and oversees the fund's operations.

Clearwater Asset Management, LLC a Delaware Limited Liability Corporation provides Investment Management services to institutions and individuals. The firm's goal is to provide professional investment advisory services to Institutions, Corporate Defined Benefit Plans, Independent Investment Advisers, Trusts, Endowments, ERISA Pension Plans, 401K & 403B Plans, Taft Hartley Plans, Municipalities, Wrap Fee Sponsors, and individuals.

INVESTMENT ADVISER
Clearwater Asset Management's main office is at 36181 East Lake Road, Suite 174, Palm Harbor, Florida 34685.

PORTFOLIO MANAGER
Day-to-day management of the fund's portfolio is the responsibility of Jamie
D. Atkins.

Mr. Atkins uses proprietary and Wall Street investment firm research to assist in the selection of investment securities to the portfolio.

Mr. Atkins served as a Financial Analyst for Allstate Insurance Company, Pearl River, New York and later as a Senior Financial Analyst for American International Group (AIG), New York, NY. Mr. Atkins Wall Street career began as an associate on the Institutional Equity Sales & Block Trading Desk of Salomon Brothers, Inc., New York, NY where his responsibilities included servicing institutional customers for products ranging from Equities, Equity Derivatives, Program Trading, Block Transactions, and Syndicate New Issues.

After Salomon Brothers, Mr. Atkins joined the Fixed Income Trading Desk of CS First Boston, New York, NY as a Corporate Bond Trader responsible for the primary issuance and secondary trading of Domestic Medium Term Notes, High Grade Corporate, Asset Swaps, and Agencies. At CS First Boston, Mr. Atkins' Fortune 500 clients included GMAC, IBM, GE Capital, and Proctor & Gamble.

Mr. Atkins served as Vice President and Principal of Banc America Securities, Charlotte, NC (formerly Nationsbanc Capital Markets). Mr. Atkins was primarily responsible for the supervision of the Firms Fixed Income Trading Division and its Investment Subsidiaries and Investment Vehicles. Mr. Atkins oversight for Sales and Trading included High Yield, Capital Markets, High Grade Corporate, Derivatives, Loan Syndication, Mortgage Securities, Agencies, and Money Markets.

Most recently, Mr. Atkins served as Chief Compliance Officer and Risk Management for Great Companies, LLC a Clearwater Florida based Investment Adviser. The firm, which has over $700 million in assets under management, is a sub adviser to the AEGON Transamerica Series Funds, IDEX Mutual Funds, and Manulife Financial Variable Annuities.

Mr. Atkins was born in 1962 and received a B.B.A. in Finance from the Lubin School of Business at Pace University in New York City.

MANAGEMENT FEE
The fund pays CAM a fee for managing the fund and to cover the cost of providing certain services to the fund. CAM's annual fee is equal to 0.75% of the fund's average daily net assets. The fee is normally computed daily and paid monthly.




CLEARWATER QUANTUM FIXED INCOME FUND



                                                CLASS A, AND CLASS I SHARES
                                               Prospectus, ________ __, 2003


INVESTMENT OBJECTIVE
Long-term growth of principal and income. The fund's trustees may change the fund's investment goal without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its net assets in a Fixed
Income Portfolio consisting of debt securities selected to outperform the portfolios benchmark. This Portfolio consists of U.S. Government Treasuries, Corporate, High Yield, Agencies, Mortgage Back Securities, Collateralized Mortgage Back, and other debt securities which may include foreign issuers. The primary objective is providing investors with consistent income through yield and risk management of the portfolio. Clearwater Quantum Fixed
Income provides hedging opportunities to offset market volatility and interest rate volatility. The Fund is best suited for long-term investors who can tolerate the greater risks and volatility that are inherent with investments in fixed income securities.
The fund invests primarily in securities of U.S. and foreign issuers of any credit quality, that is, companies or government or any of it's agencies debt of any credit quality in the firm's research universe. The Lehman Brothers U.S. Aggregate Bond Index is the benchmark for this fund.
The size and credit quality of the companies in the index may change dramatically as a result of market conditions and or rating changes of credit rating agencies. The fund's investments will not be confined to securities issued by companies included in the index. The fund may also invest in fixed income securities of non-U.S. issuers. These issuers may be located in developed and emerging markets. For purposes of the fund's investment policies, fixed income securities include U.S. Government Treasuries, Corporate, High Yield, Agencies, Mortgage Back Securities, Collateralized Mortgage Back, and all other classifications of debt securities, which may include foreign issuers.

Clearwater Asset Management, L.L.C.,("CAM") the fund's investment adviser, seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. CAM evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's balance sheet and income statements and prospects for capital and/or income growth. In making that assessment, CAM employs due diligence and fundamental research, relative value analysis, credit analysis, and an evaluation of the issuer based on its financial statements and operations. CAM relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. CAM focuses on the credit quality and price of individual issuers, not on economic sector or market-timing strategies. Factors CAM looks for in selecting investments include:

|X| Estimated private market value in excess of current fixed income price. Private market value is the price an independent investor would pay to own the entire company
|X| Above average potential for capital and/or income growth
|X| Management with demonstrated ability and commitment to the company
|X| Low market valuations relative to earnings forecast, book value, cash flow and sales

PRINCIPAL RISKS OF INVESTING IN THE FUND
Even though the fund seeks long-term growth of principal and income, you could lose money on your investment or not make as much as if you invested elsewhere if:

|X| Changes in interest rates (this risk may be greater in the short term) |X| Changes in inflation rates could cause certain securities to decline in value
|X| The fund's investment strategy is not achieved due to limited issuance of securities by corporations, government agencies, foreign issuers.

The fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer.

The fund generally invests in a limited number of securities and, as a result, the fund's performance may be more volatile than the performance of funds holding more securities.

Unlike money market funds, which are managed to maintain a stable share price, the fund's price can decline. The share price, yield, and overall return will be affected by the following:

Interest rate risk. An increase in interest rates will likely cause the fund's share price to fall, resulting in a loss of principal. That's because the bonds and notes in the fund's portfolio become less attractive to other investors when securities with higher yields become available. Even GNMAs and other securities whose principal and interest payments are guaranteed can decline in price if rates rise. Generally speaking, the longer a bond's maturity, the greater its potential for price declines if rates rise and for price gains if rates fall. If the fund purchases longer-maturity bonds and interest rates rise unexpectedly, the fund's price could decline.

Credit risk. There is the chance that any of the fund's holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price. Most investment-grade (AAA to BBB) securities should have relatively low financial risk and a relatively high probability of future payment. However, securities rated BBB are more susceptible to adverse economic conditions and may have speculative characteristics. If the fund invests in securities that develop unexpected credit problems, the fund's price could decline.

The fund may continue to hold a security that has been downgraded or loses its investment-grade rating after purchase.

Prepayment risk and extension risk. A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall because homeowners tend to refinance and prepay principal. Receiving increasing prepayments in a falling interest rate environment causes the average maturity of the portfolio to shorten, reducing its potential for price gains. It also requires the fund to reinvest proceeds at lower interest rates, which reduces the portfolio's total return, reduces its yield, and may even cause certain bond prices to fall below the level the fund paid for them, resulting in a capital loss. Any of these developments could result in a decrease in the fund's income, share price, or total return.

Extension risk refers to a rise in interest rates that causes a fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund's sensitivity to rising rates and its potential for price declines.

Foreign investing risk. To the extent the fund holds foreign bonds, it will be subject to special risks, whether the bonds are denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, lower liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies and possibly the fund's share price.

Derivatives risk. To the extent the fund uses futures, swaps, and other derivatives, it is exposed to additional volatility and potential losses.

As with any mutual fund, there can be no guarantee the fund will achieve its objective. The share price and income level of the fund will fluctuate with changing market conditions and interest rate levels. When you sell your shares, you may lose money.

THE FUND'S PERFORMANCE
Since the fund does not yet have a full calendar year of operations, it does not disclose any performance information in the prospectus. The fund's performance will vary from year to year. Past performance does not necessarily indicate how a fund will perform in the future. As a shareowner, you may lose or make money on your investment.

MARKET VALUE
A company's market value or capitalization is calculated by multiplying the number of outstanding common shares by the current market price of a share.

FEES AND EXPENSES
These are the fees and expenses you may pay if you invest in the fund. Other expenses are based on estimated amounts for the current fiscal year. The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other Clearwater Mutual Funds. There are 12b-1 fees.

SHAREOWNER FEES
PAID DIRECTLY FROM YOUR INVESTMENT                  CLASS A           CLASS I
Total maximum sales charges (loads) consisting
of the following sales charges                          N/A			  N/A

Maximum sales charge (load) when you buy shares
as a percentage of offering price                       N/A               N/A

Maximum deferred sales charge (load) as a percentage
of offering price or the amount you receive when
you sell shares, whichever is less                      N/A	              N/A

Redemption Fee				                    2.00%
2.00%


ANNUAL FUND OPERATING EXPENSES
PAID FROM THE ASSETS OF THE FUND
as a percentage of average daily net assets           CLASS A          CLASS
I

Management Fee                                        0.60%             0.60%

Distribution and Service (12b-1) Fee                  0.35%             0.35%

Other Expenses                                        _.__%             _.__%

Total Operating Expenses                              _.__%             _.__%

Less: Fee Waiver and Expense Limitation2             -_.__%            -_.__%

Net Expenses2                                         _.__%             _.__%

(1) Purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge and may be subject to a contingent deferred sales charge. See "Buying, exchanging and selling shares."

(2) The expenses in the table above reflect the expense limitation in effect during the fiscal year ending December 31, 2004, under which CAM has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class A expenses to 0.60% of the average daily net assets attributable to Class A shares; the portion of fund expenses attributable to Class I shares will be reduced only to the extent such expenses are reduced for Class A shares. CAM may subsequently recover reimbursed expenses (within three years of being incurred) from the fund if the expense ratio of the Class A shares is less than the expense limitation of the Class A shares. Each class will reimburse CAM no more than the amount by which that class' expenses were reduced. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limitation, which may exceed 0.01% annually. See the statement of additional information for details regarding the expense limitation agreement.


EXAMPLE
This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the fund's gross operating expenses remain the same and e) CAM's expense limitation is in effect for year one.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR
                                              SHARES
                ---------------------------------------------------------
                          NUMBER OF YEARS YOU OWN YOUR SHARES
                ---------------------------------------------------------
                ------------ ------------- -- ------------- -------------

 1            3                1             3
   ------------ ------------ ------------- -- ------------- -------------
   Class A             $___         $____             $___         $____
   ------------ ------------ ------------- -- ------------- -------------
   ------------ ------------ ------------- -- ------------- -------------
   Class I              ___          ____              ___          ____
   ------------ ------------ ------------- -- ------------- -------------

BASIC INFORMATION ABOUT THE FUND

NON-PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS As discussed, the fund invests primarily in fixed income securities.

This section describes additional investments that the fund may make or strategies that it may pursue to a lesser degree to achieve the fund's goal. Some of the fund's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

INVESTMENTS OTHER THAN U.S. DEBT SECURITIES
The fund may invest up to 25% of its total assets in debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers, including securities of emerging markets issuers. The fund invests in non-U.S. securities to diversify its portfolio when they offer similar or greater potential for capital appreciation compared to U.S. securities. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Some of these risks do not apply to larger, more developed non-U.S. countries. However, these risks are more pronounced for issuers of securities in emerging markets. These risks may include:

|X| Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices |X| Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, CAM may not be able to sell the fund's portfolio securities at times, in amounts and at prices it considers reasonable
|X| Adverse effect of currency exchange rates or controls on the value of the fund's investments
|X| The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
|X| Economic, political and social developments may adversely affect the securities markets
|X| Withholding and other non-U.S. taxes may decrease the fund's return

The fund may invest at least 80% of its net assets in debt securities of corporate and government issuers. Generally the fund acquires debt securities that are investment grade, but the fund may invest up to 25% of its net assets in below investment grade debt securities, including below investment grade convertible debt securities. The fund invests in debt securities when CAM believes they are consistent with the fund's investment objective, to allow for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the fund's portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized securities rating organization or determined to be of equivalent credit quality by CAM. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

CASH MANAGEMENT AND TEMPORARY INVESTMENTS
Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund intends to adopt a defensive strategy when CAM believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

SHORT-TERM TRADING
The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

DERIVATIVES
The fund may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the fund may use derivatives for a variety of non-principal purposes, including:

|X| As a hedge against adverse changes in market prices, interest rates or currency exchange rates
|X| As a substitute for purchasing or selling securities
|X| To increase the fund's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the fund's exposure to bond values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

MANAGEMENT
Clearwater Asset Management, LLC, THE FUND'S INVESTMENT ADVISER, selects the fund's investments and oversees the fund's operations.

Clearwater Asset Management, LLC a Delaware Limited Liability Corporation provides Investment Management services to institutions and individuals. The firm's goal is to provide professional investment advisory services to Institutions, Corporate Defined Benefit Plans, Independent Investment Advisers, Trusts, Endowments, ERISA Pension Plans, 401K & 403B Plans, Taft Hartley Plans, Municipalities, Wrap Fee Sponsors, and individuals.

INVESTMENT ADVISER
Clearwater Asset Management's main office is at 36181 East Lake Road, Suite 174, Palm Harbor, Florida 34685.

PORTFOLIO MANAGER
Day-to-day management of the fund's portfolio is the responsibility of Jamie
D. Atkins.

Mr. Atkins uses proprietary and Wall Street investment firm research to assist in the selection of investment securities to the portfolio.

Mr. Atkins served as a Financial Analyst for Allstate Insurance Company, Pearl River, New York and later as a Senior Financial Analyst for American International Group (AIG), New York, NY. Mr. Atkins Wall Street career began as an associate on the Institutional Equity Sales & Block Trading Desk of Salomon Brothers, Inc., New York, NY where his responsibilities included servicing institutional customers for products ranging from Equities, Equity Derivatives, Program Trading, Block Transactions, and Syndicate New Issues.

After Salomon Brothers, Mr. Atkins joined the Fixed Income Trading Desk of CS First Boston, New York, NY as a Corporate Bond Trader responsible for the primary issuance and secondary trading of Domestic Medium Term Notes, High Grade Corporate, Asset Swaps, and Agencies. At CS First Boston, Mr. Atkins' Fortune 500 clients included GMAC, IBM, GE Capital, and Proctor & Gamble.

Mr. Atkins served as Vice President and Principal of Banc America Securities, Charlotte, NC (formerly Nationsbanc Capital Markets). Mr. Atkins was primarily responsible for the supervision of the Firms Fixed Income Trading Division and its Investment Subsidiaries and Investment Vehicles. Mr. Atkins oversight for Sales and Trading included High Yield, Capital Markets, High Grade Corporate, Derivatives, Loan Syndication, Mortgage Securities, Agencies, and Money Markets.

Most recently, Mr. Atkins served as Chief Compliance Officer and Risk Management for Great Companies, LLC a Clearwater Florida based Investment Adviser. The firm, which has over $700 million in assets under management, is a sub adviser to the AEGON Transamerica Series Funds, IDEX Mutual Funds, and Manulife Financial Variable Annuities.

Mr. Atkins was born in 1962 and received a B.B.A. in Finance from the Lubin School of Business at Pace University in New York City.

MANAGEMENT FEE
The fund pays CAM a fee for managing the fund and to cover the cost of providing certain services to the fund. CAM's annual fee is equal to 0.75% of the fund's average daily net assets. The fee is normally computed daily and paid monthly.





CLEARWATER SMALL CAP FUND



                                             CLASS A, AND CLASS I SHARES
                                                Prospectus, ________ __, 2003


INVESTMENT OBJECTIVE
Long-term capital growth. The fund's trustees may change the fund's investment goal without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES
Normally, the fund invests at least 80% of its net assets in a Small Cap Equity Portfolio consisting of 35 - 40 stocks primarily in sectors the firm believes has the potential to outperform it's industry and the portfolios benchmark. The Clearwater Small Cap Fund seeks to provide long-term growth of capital by investing primarily in the common stocks of companies with market capitalizations of less than $2.0 billion at the time of initial purchase. The Fund seeks companies that we believe have the potential to grow steadily over long periods of time at faster rates than average large companies and "high growth" companies and we believe these companies have the potential to grow faster and more aggressively than core companies. The Fund is best suited for long-term investors who can tolerate the greater risks and volatility that are inherent with investments in small company stocks.
The fund invests primarily in securities of U.S. and foreign issuers with market capitalization of less than $2.0 billion at the time of initial selection to the fund, within the firm's research universe. The Russell 2000 Index is the benchmark for this fund.
The size of the companies in the index may change dramatically as a result of market conditions and the composition of the index. The fund's investments will not be confined to securities issued by companies included in the index. The fund may also invest in equity securities of non-U.S. issuers. These issuers may be located in developed and emerging markets. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, exchange-traded funds (ETFs), interests in real estate investment trusts(REITs) and preferred stocks.

Clearwater Asset Management, L.L.C.,("CAM") the fund's investment adviser, seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. CAM evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for capital and/or income growth. In making that assessment, CAM employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. CAM relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. CAM focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors CAM looks for in selecting investments include:

|X| Estimated private market value in excess of current stock price. Private market value is the price an independent investor would pay to own the entire company
|X| Above average potential for capital and/or income growth
|X| Management with demonstrated ability and commitment to the company
|X| Low market valuations relative to earnings forecast, book value, cash flow and sales

PRINCIPAL RISKS OF INVESTING IN THE FUND
Even though the fund seeks long-term capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:

|X| The stock market goes down (this risk may be greater in the short term) |X| Small Cap stocks fall out of favor with investors
|X| The fund's investments do not have the growth potential originally expected

The fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer.

The fund generally invests in a limited number of securities and, as a result, the fund's performance may be more volatile than the performance of funds holding more securities.

Small Cap stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy small cap stocks in anticipation of superior earnings growth or market appreciation. As with all equity funds, this fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

Foreign stock holdings are subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. Investments in futures and options, if any, are subject to additional volatility and potential losses. As with any mutual fund, there can be no guarantee the fund will achieve its objective.

THE FUND'S PERFORMANCE
Since the fund does not yet have a full calendar year of operations, it does not disclose any performance information in the prospectus. The fund's performance will vary from year to year. Past performance does not necessarily indicate how a fund will perform in the future. As a shareowner, you may lose or make money on your investment.

MARKET VALUE
A company's market value or capitalization is calculated by multiplying the number of outstanding shares by the current market price of a share.

FEES AND EXPENSES
These are the fees and expenses you may pay if you invest in the fund. Other expenses are based on estimated amounts for the current fiscal year. The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other Clearwater Mutual Funds. There are 12b-1 fees.

SHAREOWNER FEES
PAID DIRECTLY FROM YOUR INVESTMENT                  CLASS A           CLASS I

Total maximum sales charges (loads) consisting
of the following sales charges                          N/A			  N/A

Maximum sales charge (load) when you buy shares
as a percentage of offering price                       N/A               N/A

Maximum deferred sales charge (load) as a percentage
of offering price or the amount you receive when
you sell shares, whichever is less                      N/A	              N/A

Redemption Fee				                    2.00%
2.00%


ANNUAL FUND OPERATING EXPENSES
PAID FROM THE ASSETS OF THE FUND
as a percentage of average daily net assets           CLASS A          CLASS
I

Management Fee                                        0.75%             0.75%

Distribution and Service (12b-1) Fee                  0.35%             0.35%

Other Expenses                                        _.__%             _.__%

Total Operating Expenses                              _.__%             _.__%

Less: Fee Waiver and Expense Limitation2             -_.__%            -_.__%

Net Expenses2                                         _.__%             _.__%

(1) Purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge and may be subject to a contingent deferred sales charge. See "Buying, exchanging and selling shares."

(2) The expenses in the table above reflect the expense limitation in effect during the fiscal year ending December 31, 2004, under which CAM has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class A expenses to 0.75% of the average daily net assets attributable to Class A shares; the portion of fund expenses attributable to Class I shares will be reduced only to the extent such expenses are reduced for Class A shares. CAM may subsequently recover reimbursed expenses (within three years of being incurred) from the fund if the expense ratio of the Class A shares is less than the expense limitation of the Class A shares. Each class will reimburse CAM no more than the amount by which that class' expenses were reduced. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limitation, which may exceed 0.01% annually. See the statement of additional information for details regarding the expense limitation agreement.


EXAMPLE
This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the fund's gross operating expenses remain the same and e) CAM's expense limitation is in effect for year one.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                IF YOU SELL YOUR SHARES       IF YOU DO NOT SELL YOUR
                                              SHARES
                ---------------------------------------------------------
                          NUMBER OF YEARS YOU OWN YOUR SHARES
                ---------------------------------------------------------
                ------------ ------------- -- ------------- -------------
                1            3                1             3
   ------------ ------------ ------------- -- ------------- -------------
   Class A             $___         $____             $___         $____
   ------------ ------------ ------------- -- ------------- -------------
   ------------ ------------ ------------- -- ------------- -------------
   Class I              ___          ____              ___          ____
   ------------ ------------ ------------- -- ------------- -------------

BASIC INFORMATION ABOUT THE FUND


NON-PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS As discussed, the fund invests primarily in equity securities.

This section describes additional investments that the fund may make or strategies that it may pursue to a lesser degree to achieve the fund's goal. Some of the fund's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

INVESTMENTS OTHER THAN U.S. EQUITY SECURITIES
The fund may invest up to 25% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers, including securities of emerging markets issuers. The fund invests in non-U.S. securities to diversify its portfolio when they offer similar or greater potential for capital appreciation compared to U.S. securities. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Some of these risks do not apply to larger, more developed non-U.S. countries. However, these risks are more pronounced for issuers of securities in emerging markets. These risks may include:

|X| Less information about non-U.S. issuers or markets may be available due to
    less rigorous disclosure or accounting standards or regulatory practices |X| Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, CAM may not be able to sell the fund's portfolio securities at times, in amounts and at prices it considers reasonable
|X| Adverse effect of currency exchange rates or controls on the value of the fund's investments
|X| The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
|X| Economic, political and social developments may adversely affect the securities markets
|X| Withholding and other non-U.S. taxes may decrease the fund's return

The fund may invest up to 20% of its total assets in debt securities of corporate and government issuers. Generally the fund acquires debt securities that are investment grade, but the fund may invest up to 5% of its net assets in below investment grade debt securities, including below investment grade convertible debt securities. The fund invests in debt securities when CAM believes they are consistent with the fund's investment objective, to allow for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the fund's portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized securities rating organization or determined to be of equivalent credit quality by CAM. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

CASH MANAGEMENT AND TEMPORARY INVESTMENTS
Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund intends to adopt a defensive strategy when CAM believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

SHORT-TERM TRADING
The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

DERIVATIVES
The fund may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the fund may use derivatives for a variety of non-principal purposes, including:

|X| As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
|X| As a substitute for purchasing or selling securities
|X| To increase the fund's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the fund's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

MANAGEMENT
Clearwater Asset Management, LLC, THE FUND'S INVESTMENT ADVISER, selects the fund's investments and oversees the fund's operations.

Clearwater Asset Management, LLC a Delaware Limited Liability Corporation provides Investment Management services to institutions and individuals. The firm's goal is to provide professional investment advisory services to Institutions, Corporate Defined Benefit Plans, Independent Investment Advisers, Trusts, Endowments, ERISA Pension Plans, 401K & 403B Plans, Taft Hartley Plans, Municipalities, Wrap Fee Sponsors, and individuals.

INVESTMENT ADVISER
Clearwater Asset Management's main office is at 36181 East Lake Road, Suite 174, Palm Harbor, Florida 34685.

PORTFOLIO MANAGER
Day-to-day management of the fund's portfolio is the responsibility of Jamie
D. Atkins.

Mr. Atkins uses proprietary and Wall Street investment firm research to assist in the selection of investment securities to the portfolio.

Mr. Atkins served as a Financial Analyst for Allstate Insurance Company, Pearl River, New York and later as a Senior Financial Analyst for American International Group (AIG), New York, NY. Mr. Atkins Wall Street career began as an associate on the Institutional Equity Sales & Block Trading Desk of Salomon Brothers, Inc., New York, NY where his responsibilities included servicing institutional customers for products ranging from Equities, Equity Derivatives, Program Trading, Block Transactions, and Syndicate New Issues.

After Salomon Brothers, Mr. Atkins joined the Fixed Income Trading Desk of CS First Boston, New York, NY as a Corporate Bond Trader responsible for the primary issuance and secondary trading of Domestic Medium Term Notes, High Grade Corporate, Asset Swaps, and Agencies. At CS First Boston, Mr. Atkins' Fortune 500 clients included GMAC, IBM, GE Capital, and Proctor & Gamble.

Mr. Atkins served as Vice President and Principal of Banc America Securities, Charlotte, NC (formerly Nationsbanc Capital Markets). Mr. Atkins was primarily responsible for the supervision of the Firms Fixed Income Trading Division and its Investment Subsidiaries and Investment Vehicles. Mr. Atkins oversight for Sales and Trading included High Yield, Capital Markets, High Grade Corporate, Derivatives, Loan Syndication, Mortgage Securities, Agencies, and Money Markets.

Most recently, Mr. Atkins served as Chief Compliance Officer and Risk Management for Great Companies, LLC a Clearwater Florida based Investment Adviser. The firm, which has over $700 million in assets under management, is a sub adviser to the AEGON Transamerica Series Funds, IDEX Mutual Funds, and Manulife Financial Variable Annuities.

Mr. Atkins was born in 1962 and received a B.B.A. in Finance from the Lubin School of Business at Pace University in New York City.

MANAGEMENT FEE
The fund pays CAM a fee for managing the fund and to cover the cost of providing certain services to the fund. CAM's annual fee is equal to 0.75% of the fund's average daily net assets. The fee is normally computed daily and paid monthly.


DISTRIBUTOR AND TRANSFER AGENT
UMB Distribution Services, LLC. is the fund's distributor. UMB Fund Services, Inc., is the fund's transfer agent. The fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are not affiliates of CAM.

BUYING, EXCHANGING AND SELLING SHARES

NET ASSET VALUE

The fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by CAM to be unreliable, the fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the fund's trustees. The fund also may use the fair value of a security, including a non-U.S. security, when CAM determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices.

International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund. The fund may use a pricing service or a pricing matrix to value some of its assets. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value.

CHOOSING A CLASS OF SHARES
The fund offers two classes of shares through this prospectus. Each class may have different sales charges and expenses, allowing you to choose the class that best meets your needs.

Factors you should consider include:
|X| How long you expect to own the shares
|X| The expenses paid by each class
|X| Whether you qualify for any reduction or waiver of sales charges

Your investment professional can help you determine which class meets your goals. If you are not a U.S. citizen and are purchasing shares outside the U.S., you may pay different sales charges under local laws and business practices.

DISTRIBUTION PLANS
The fund has adopted a distribution plan for each class of shares offered through this prospectus in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under each plan the fund pays distribution and service fees to the distributor. Because these fees are an ongoing expense of the fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.

SHARE PRICE
The net asset value per share calculated on the day of your transaction, adjusted for any applicable sales charge.

COMPARING CLASSES OF SHARES

CLASS A
CLASS I

WHY YOU MIGHT PREFER EACH CLASS
Class A shares may be your best alternative if you plan to purchase less than $1 million in shares.

You may prefer Class I shares if you plan to purchase $1 million or more.

INITIAL SALES CHARGE
The fund does not charge an initial sales charge at the time of your purchase. At the time of your purchase, your investment firm may receive a fee from the distributor up to .35% as part of the funds 12B-1 plan.

CONTINGENT DEFERRED SALES CHARGES
A 2% charge if you sell your shares within six months of purchase.

DISTRIBUTION AND SERVICE FEES

Class A  Up to 0.35% of average daily net assets.

Class I  Up to 0.35% of average daily net assets.

ANNUAL EXPENSES (INCLUDING DISTRIBUTION AND SERVICE FEES)
All Class shareholders are treated equally and annual expenses are similar to all Class shareholders.


EXCHANGE PRIVILEGE

Class A shares of other Clearwater mutual funds.

Class I shares of other Clearwater mutual funds.

BUYING, EXCHANGING AND SELLING SHARES


SALES CHARGES: CLASS A SHARES

Class A shares are sold 100%no load. You pay the offering price when you buy Class A. There is no reduction or break point on your investment in this fund. You do not pay a sales charge when you reinvest dividends or distributions paid by the fund. You do not pay a contingent deferred sales charge when you sell shares purchased through reinvestment of dividends or distributions. However, you pay a redemption fee if you sell your Class A shares within six months of purchase.


INVESTMENTS OF $1 MILLION OR MORE
You do not pay a sales charge when you purchase Class A shares if you are investing $1 million or more or you are a participant in certain group plans. However, you pay a redemption fee if you sell your Class A shares within six months of purchase. The redemption charge is equal to 2% of your investment or your sale proceeds, whichever is less.

REDUCED SALES CHARGES
The fund does not offer a reduced sales charge on its funds.

See "Statement of Additional information" for more information.

SALES CHARGES FOR CLASS A SHARES
                                                  SALES CHARGE AS % OF
                                              ------------------------
                               OFFERING NET AMOUNT
AMOUNT OF PURCHASE                               PRICE        INVESTED
----------------------------------------------------------------------
Less than $50,000                                 N/A             N/A
.......................................................................
$50,000 but less than $100,000                    N/A             N/A
.......................................................................
$100,000 but less than $250,000                   N/A             N/A
.......................................................................
$250,000 but less than $500,000                   N/A             N/A
.......................................................................
$500,000 but less than $1 million                 N/A             N/A
.......................................................................
$1 million or more                                 -0-             -0-
----------------------------------------------------------------------

OFFERING PRICE
The net asset value per share plus any initial sales charge if applicable.


SALES CHARGES: CLASS I SHARES

Class I shares are sold 100%no load. You pay the offering price when you buy Class I. There is no reduction or break point on your investment in this fund. You do not pay a sales charge when you reinvest dividends or distributions paid by the fund. You do not pay a contingent deferred sales charge when you sell shares purchased through reinvestment of dividends or distributions. However, you pay a redemption fee if you sell your Class I shares within six months of purchase.

INVESTMENTS OF $1 MILLION OR MORE
You do not pay a sales charge when you purchase Class I shares if you are investing $1 million or more or you are a participant in certain group plans. However, you pay a redemption fee if you sell your Class I shares within Six months of purchase. The redemption charge is equal to 2% of your investment or your sale proceeds, whichever is less.

REDUCED SALES CHARGES

The fund does not offer a reduced sales charge on its funds. See "Statement of Additional information" for more information.

SALES CHARGES FOR CLASS I SHARES
                                                  SALES CHARGE AS % OF
                                              ------------------------
                               OFFERING NET AMOUNT
AMOUNT OF PURCHASE                               PRICE        INVESTED
----------------------------------------------------------------------

Less than $50,000                                 N/A             N/A
.......................................................................
$50,000 but less than $100,000                    N/A             N/A
.......................................................................
$100,000 but less than $250,000                   N/A             N/A
.......................................................................
$250,000 but less than $500,000                   N/A             N/A
.......................................................................
$500,000 but less than $1 million                 N/A             N/A
.......................................................................
$1 million or more                                 -0-             -0-
----------------------------------------------------------------------

CONVERSION TO CLASS A SHARES
Class I shares automatically convert into Class A shares. This helps you because Class A shares may pay lower expenses.

Your Class I shares will convert to Class A shares eight years after the date of purchase except that:
|X| Shares purchased by reinvesting dividends and capital gain distributions will convert to Class A shares over time in the same proportion as other shares held in the account
|X| Shares purchased by exchanging shares from another fund will convert on the date that the shares originally acquired would have converted into Class A shares

Currently, the Internal Revenue Service permits the conversion of shares to take place without imposing a federal income tax. Conversion may not occur if the Internal Revenue Service deems it a taxable event for federal tax purposes.


PAYING THE CONTINGENT DEFERRED SALES CHARGE (CDSC)

The fund does not charge shareholders a contingent deferred sales charge unless shares are redeemed within six months of purchase. Several rules apply for Class I shares so that you pay the lowest possible CDSC.

|X| The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less
|X| You do not pay a CDSC on reinvested dividends or distributions
|X| If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest
|X| You may qualify for a waiver of the CDSC normally charged. See "Qualifying for a reduced sales charge"


CONTINGENT DEFERRED SALES CHARGE
A sales charge that may be deducted from your sale proceeds.


BUYING, EXCHANGING AND SELLING SHARES
QUALIFYING FOR A REDUCED SALES CHARGE

INITIAL CLASS A SALES CHARGE WAIVERS

N/A


BUYING, EXCHANGING AND SELLING SHARES

CLASS A PURCHASES AT A REDUCED INITIAL SALES CHARGE OR NET ASSET VALUE ARE ALSO AVAILABLE TO: all shareholders receive the Net Asset Value at the time of purchase. The funds are sold 100% no load.

WAIVER OR REDUCTION OF CONTINGENT DEFERRED SALES CHARGES (CDSC)

CLASS A/I SHARES THAT ARE SUBJECT TO A CDSC
Purchases of Class A or I shares of $250 or more, or by individual shareholders or participants in a group plan which were not subject to an initial sales charge, may be subject to a CDSC upon redemption. A CDSC is payable to the distributor in the event of a share redemption within six months following the share purchase at the rate of 2% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. However, the CDSC may only be waived for redemptions of Class A & I shares purchased by any shareholder with the express written permission of the fund.

CLASS A AND CLASS I SHARES
The distributor may waive or reduce the CDSC for Class A shares that are subject to a CDSC or for Class I shares if:
|X| The distribution results from the death of all registered account owners or a participant in an employer-sponsored plan. For UGMAs, UTMAs and trust accounts, the waiver applies only upon the death of all beneficial owners; |X| You become disabled (within the meaning of Section 72 of the Internal
    Revenue Code) after the purchase of the shares being sold. For UGMAs, UTMAs and trust accounts, the waiver only applies upon the disability of all beneficial owners;
|X| The distribution is made in connection with limited automatic redemptions as described in "Systematic withdrawal plans" (limited in any year to 10% of the value of the account in the fund at the time the withdrawal plan is established);
|X| The distribution is from any type of IRA, 403(b) or employer-sponsored plan described under Section 401(a) or 457 of the Internal
Revenue Code and one of the following applies:
- It is part of a series of substantially equal periodic payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established);
    - It is a required minimum distribution due to the attainment of age 70 1/2, in which case the distribution amount may exceed 10% (based solely on total plan assets held in Clearwater Mutual Funds);
    - It is rolled over to or reinvested in another Clearwater Mutual Fund in the same class of shares, which will be subject to the CDSC of the shares originally held;
- It is in the form of a loan to a participant in a plan that permits loans(each repayment will be subject to a CDSC as though a new purchase);
|X| The distribution is to a participant in an employer-sponsored retirement plan described under Section 401(a) of the Internal Revenue
Code or to a participant in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Clearwater mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer and is: A return of excess employee deferrals or contributions;

BUYING, EXCHANGING AND SELLING SHARES


    - A qualifying hardship distribution as described in the Internal Revenue Code. For Class I shares, waiver is granted only on payments of up to
10% of total plan assets held by Clearwater Mutual Funds for all participants, reduced by the total of any prior distributions made in that calendar year;

    - Due to retirement or termination of employment. For Class I shares, waiver is granted only on payments of up to 10% of total plan assets held in a Clearwater mutual fund for all participants, reduced by the total of any prior distributions made in the same calendar year;

    - From a qualified defined contribution plan and represents a participant's directed transfer, provided that this privilege has been preauthorized through a prior agreement with the distributor regarding participant directed transfers (not available to Class I shares);

|X| The distribution is made pursuant to the fund's right to liquidate or involuntarily redeem shares in a shareholder's account;

|X| The selling broker elects, with the distributor's approval, to waive receipt of the 12b-1 fee normally paid at the time of the sale.

OPENING YOUR ACCOUNT

If your shares are held in your investment firm's name, the options and services available to you may be different from those discussed in this prospectus. Ask your investment professional for more information.

If you invest in the fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

FUND PAYMENT TO INVESTMENT PROFESSIONAL OR INTERMEDIARY

If you invest in the fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, the fund reserves the right to compensate such intermediaries for your purchase of the fund, the distributor may provide those intermediaries with compensation through the funds 12b-1 fee.

ACCOUNT OPTIONS
Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:


UMB FUND SERVICES, INC.
803 West Michigan Street
Milwaukee, Wisconsin 53233
Telephone 1-888-844-3350

TELEPHONE TRANSACTION PRIVILEGES
If your account is registered in your name, you can buy, exchange or sell fund shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide the personal identification number for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

ONLINE TRANSACTION PRIVILEGES
If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.
To establish online transaction privileges:
|X| For new accounts, complete the online section of the account application |X| For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen at WWW.CLEARWATERINVESTMENTS.COM

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Clearwater Mutual Funds website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

BY PHONE
If you want to place your telephone transaction by speaking to a shareowner services representative, call 1-8888-844-3350 between 8:00 a.m. and 7:00 p.m. Central time on any weekday that the New York Stock Exchange is open.


BUYING, EXCHANGING AND SELLING SHARES


GENERAL RULES ON BUYING, EXCHANGING AND SELLING YOUR FUND SHARES

SHARE PRICE
If you place an order with your investment firm before the New York Stock Exchange closes and your investment firm submits the order to the distributor prior to the distributor's close of business (usually 4:00 p.m. Eastern time), your share price will be calculated that day. Otherwise, your share price will be calculated at the next close of the New York Stock Exchange after the distributor receives your order. Your investment firm is responsible for submitting your order to the distributor and/or transfer agent. The fund cannot except orders that request a particular day or price for your transaction or any other special conditions.

BUYING
You may buy fund shares from any investment firm that has a sales agreement with the distributor. If you do not have an investment firm, please call 1-888-844-3350 for information on how to locate an investment professional in your area.

You can buy fund shares at the offering price. The distributor may reject any order until it has confirmed the order in writing and received payment. The fund reserves the right to stop offering any class of shares.

You may use securities you own to purchase shares of the fund provided that Clearwater Mutual Funds, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the fund. If the fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you exchange for cash in an amount equal to the value of the fund shares that you receive in exchange. Your sales charge for purchases of fund shares will be based upon the value of the fund shares that you receive. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.



MINIMUM INVESTMENT AMOUNTS
Your initial investment for Class A shares must be at least $1,000. Additional investments must be at least $100 for Class A shares. Your initial investment for Class I shares must be at least $250,000. Additional investments must be at least $75,000 for Class I shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm.

RETIREMENT PLAN ACCOUNTS

You can purchase fund shares through tax-deferred retirement plans for individuals, businesses and tax-exempt organizations.

Your initial investment for most types of retirement plan accounts must be at least $500. Additional investments for most types of retirement plans must be at least $100.

You may not use the account application accompanying this prospectus to establish a Clearwater Mutual Funds retirement plan. You can obtain retirement plan applications from your investment firm or by calling the Retirement Plans Department at 1-888-844-3350.

Consult your investment professional to learn more about buying, exchanging or selling fund shares.

EXCHANGING
You may exchange your shares for shares of the same class of another Clearwater Mutual Fund.

Your exchange request must be for at least $1,000. The fund allows you to exchange your shares at net asset value (no load) without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus.

SELLING
Your shares will be sold at net asset value per share next calculated after the fund receives your request in good order.

If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently sent a check to purchase the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 15 calendar days from the purchase date.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

GOOD ORDER MEANS THAT:
|X| You have provided adequate instructions
|X| There are no outstanding claims against your account
|X| There are no transaction limitations on your account
|X| If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered
|X| Your request includes a signature guarantee if you:
    - Are selling over $100,000 or exchanging over $500,000 worth of shares
    - Changed your account registration or address within the last 30 days
    - Instruct the transfer agent to mail the check to an address different from the one on your account
    - Want the check paid to someone other than the account owner(s)
Are transferring the sale proceeds to a Clearwater mutual fund account with a different registration

You may have to pay income taxes on a sale or an exchange.

BUYING, EXCHANGING AND SELLING SHARES

BUYING SHARES
EXCHANGING SHARES

THROUGH YOUR INVESTMENT FIRM
Normally, your investment firm will send your purchase request to the fund's distributor and/or transfer agent. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION. Your investment firm may receive a fee from the distributor for your purchase of fund shares. The distributor or its affiliates may pay additional compensation, out of their own assets, to certain investment firms or their affiliates based on objective criteria established by the distributor.

Normally, your investment firm will send your exchange request to the fund's transfer agent. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT EXCHANGING YOUR SHARES.

BY PHONE OR ONLINE
YOU CAN USE THE TELEPHONE OR ONLINE PURCHASE PRIVILEGE IF you have an existing non-retirement account. Certain IRAs can use the telephone purchase privilege. If your account is eligible, you can purchase additional fund shares by phone or online if:

|X| You established your bank account of record at least 30 days ago
|X| Your bank information has not changed for at least 30 days
|X| You are not purchasing more than $25,000 worth of shares per account per day
|X| You can provide the proper account identification information

When you request a telephone or online purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase fund shares for the amount of the debit at the offering price determined after the transfer agent receives your telephone or online purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.

After you establish an eligible fund account, YOU CAN EXCHANGE FUND SHARES BY PHONE OR ONLINE IF:

|X| You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account
|X| The fund into which you are exchanging offers the same class of shares |X| You are not exchanging more than $500,000 worth of shares per account per day
|X| You can provide the proper account identification information

IN WRITING, BY MAIL OR BY FAX
You can purchase fund shares for an existing fund account by MAILING A CHECK TO THE TRANSFER AGENT. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.

You can exchange fund shares by MAILING OR FAXING A LETTER OF INSTRUCTION TO THE TRANSFER AGENT. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:
|X| The name, social security number and signature of all registered owners |X| A signature guarantee for each registered owner if the amount of the exchange is more than $500,000
|X| The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
|X| The class of shares you are exchanging
|X| The dollar amount or number of shares you are exchanging

SELLING SHARES

Normally, your investment firm will send your request to sell shares to the fund's transfer agent. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.

IF YOU HAVE AN ELIGIBLE NON-RETIREMENT ACCOUNT, YOU MAY SELL UP TO $100,000 PER ACCOUNT PER DAY BY PHONE OR ONLINE. You may sell fund shares held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:

|X| By check, provided the check is made payable exactly as your account is registered
|X| By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

You can sell some or all of your fund shares by WRITING DIRECTLY TO THE FUND only if your account is registered in your name. Include in your request your name, your social security number, the fund's name, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order. The transfer agent will not process your request until it is received in good order. You may sell up to $100,000 per account per day by fax.

HOW TO CONTACT US

BY PHONE
For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Central time) by speaking with a shareholder services representative call 1-888-844-3350
Telecommunications Device for the Deaf (TDD)
1-888-844-3350

BY MAIL
Send your written instructions to:
UMB FUND SERVICES, INC.
803 West Michigan Street
Milwaukee, Wisconsin 53233

BY FAX
Fax your exchange and sale requests to: 1-888-844-3350
EXCHANGE PRIVILEGE
You may make up to four exchange redemptions of $25,000 or more per account per calendar year. See "Shareowner account policies."

EXCESSIVE TRADING
The fund discourages excessive and/or short-term trading practices, such as market timing, that may disrupt portfolio management strategies and harm fund performance and long term shareholders. These practices consist of:
|X| selling shares purchased within the preceding 90 days;
|X| two or more purchases and redemptions in any 90-day period; or |X| any other series of transactions indicative of a timing pattern.

If we identify an account that engages in such activity, the fund and the distributor reserve the right to refuse or restrict any purchase order (including exchanges) for that account and other accounts under common ownership or control. Clearwater Mutual Funds will not knowingly permit investors to excessively trade the Funds. However, Clearwater Mutual Funds receives purchases and sales orders through financial intermediaries and cannot always know or reasonably detect excessive trading, which may be facilitated by these intermediaries or by the use of omnibus accounts by intermediaries.

The funds do not authorize market timing and use it's best efforts to identify market timers and to prohibit such activity. Accounts that include multiple investors whose purchases and redemptions are netted against each others before being submitted to the fund, makes it more difficult to locate and eliminate market timers from the funds. The fund cannot guarantee that it will be successful in eliminating market timing by shareholders or their intermediaries. The fund has in place policies and procedures to ensure full compliance with best practices to attempt to locate and discourage market timing.

LATE TRADING

The funds do not permit late trading and federal securities laws strictly prohibit such transactions. If you place an order with your investment firm before the New York Stock Exchange closes and your investment firm submits the order to the distributor prior to the distributor's close of business (usually 4:00 p.m. Eastern time), your share price will be calculated that day. Otherwise, your share price will be calculated at the next close of the New York Stock Exchange after the distributor receives your order. Your investment firm is responsible for submitting your order to the distributor and/or transfer agent. The fund reserves the right to limit fund transactions prior to the 4:00 p.m. Eastern time deadline and place an earlier time limit for fund transactions. The fund cannot except orders that request a particular day or price for your transaction or any other special conditions.

BUYING, EXCHANGING AND SELLING SHARES

ACCOUNT OPTIONS
See the account application form for more details on each of the following options.

AUTOMATIC INVESTMENT PLANS
You can make regular periodic investments in the fund by setting up monthly bank drafts, government allotments, payroll deductions, a Clearwater Mutual Funds Investomatic plan, and other similar automatic investment plans. You may use an automatic investment plan to establish a Class A share account with a small initial investment. If you have a Class I share account and your balance is at least $250,000, you may establish an automatic investment plan.

CLEARWATER MUTUAL FUNDS INVESTOMATIC PLAN
If you establish a Clearwater Mutual Funds Investomatic Plan, the transfer agent will make a periodic investment in fund shares by means of a preauthorized electronic funds transfer from your bank account. Your plan investments are voluntary. You may discontinue your plan at any time or change the plan's dollar amount, frequency or investment date by calling or writing to the transfer agent. You should allow up to 30 days for the transfer agent to establish your plan.

AUTOMATIC EXCHANGES
You can automatically exchange your fund shares for shares of the same class of another Clearwater mutual fund. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:
|X| You must select exchanges on a monthly or quarterly basis
|X| Both the originating and receiving accounts must have identical registrations
|X| The originating account must have a minimum balance of $5,000

You may have to pay income taxes on an exchange.

DISTRIBUTION OPTIONS
The fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) or (3) are not available to retirement plan accounts or accounts with a current value of less than $500.

If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. These additional shares will be purchased at the then current net asset value.

DIRECTED DIVIDENDS
You can invest the dividends paid by one of your Clearwater mutual fund accounts in a second Clearwater mutual fund account. The value of your second account must be at least $1,000 ($500 for Clearwater Small Cap Fund). You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.

SYSTEMATIC WITHDRAWAL PLANS
When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a bank account you designate.

To establish a systematic withdrawal plan:
|X| Your account must have a total value of at least $10,000 when you establish your plan
|X| You must request a periodic withdrawal of at least $50
|X| You may not request a periodic withdrawal of more than 10% of the value of any Class A share account (valued at the time the plan is implemented)

Systematic sales of fund shares may be taxable transactions for you. If you purchase Class A or Class I shares while you are making systematic withdrawals from your account, you may pay unnecessary sales charges.

DIRECT DEPOSIT
If you elect to take dividends or dividends and capital gain distributions in cash, or if you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.

VOLUNTARY TAX WITHHOLDING
You may have the transfer agent withhold 28% of the dividends and capital gain distributions paid from your fund account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against your federal income taxes. Voluntary tax withholding is not available for retirement plan accounts or for accounts subject to backup withholding.

REINSTATEMENT PRIVILEGE FOR CLASS A AND CLASS I SHARES
If you recently sold all or part of your Class A or Class I shares, you may be able to reinstate your account with any Clearwater mutual fund. To qualify for reinstatement:
|X| You must send a written request to the transfer agent 60 days after closing your account or selling your shares and |X| The registration of the account in which you reinvest your sale proceeds must be identical to the registration of the account from which you sold your shares.

When you elect reinstatement, you are subject to the provisions outlined in the selected fund's prospectus, including the fund's minimum investment requirement. Your sale proceeds will be reinvested in shares of the fund at the Class A net asset value per share determined after the transfer agent receives your written request for reinstatement.

You may realize a gain or loss for federal income tax purposes as a result of your sale of fund shares, and special tax rules may apply if you elect reinstatement. Consult your tax adviser for more information.

BUYING, EXCHANGING AND SELLING SHARES

SHAREOWNER SERVICES

CLEARWATER MUTUAL FUNDS WEBSITE
WWW.CLEARWATERINVESTMENTS.COM
The website includes a full selection of information on mutual fund investing.
You can also use the website to get:
|X| Your current account information
|X| Prices, returns and yields of all publicly available Clearwater mutual funds
|X| Prospectuses for all the Clearwater mutual funds
|X| A copy of Clearwater Mutual Fund's privacy notice

If you or your investment firm authorized your account for the online transaction privilege, you may buy, exchange and sell shares online.
If your account is registered in the name of a broker-dealer or other third party, you may not be able to use the online transaction privileges.

HOUSEHOLD DELIVERY OF FUND DOCUMENTS
With your consent, Clearwater Mutual Funds may send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by notifying Clearwater Mutual Funds, by phone or in writing (see "How to contact us"). Clearwater Mutual Funds will begin mailing separate proxy statements, prospectuses and shareholder reports to you within 30 days after receiving your notice.

CONFIRMATION STATEMENTS
The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Clearwater mutual fund account registered in your name, the Clearwater Mutual Fund combined account statement will be mailed to you each quarter.

TAX INFORMATION
In January of each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.

TDD 1-888-844-3350
If you have a hearing disability and access to TDD keyboard equipment, you can contact our telephone representatives with questions about your account by calling our TDD number between 8:00 a.m. and 7:00 p.m. Central time any weekday that the New York Stock Exchange is open.

PRIVACY
The fund has a policy that protects the privacy of your personal information. A copy of Clearwater Investment's privacy notice accompanies this prospectus. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through Clearwater Investment's website.

SHAREOWNER ACCOUNT POLICIES

SIGNATURE GUARANTEES AND OTHER REQUIREMENTS
You are required to obtain a signature guarantee when you are:
|X| Requesting certain types of exchanges or sales of fund shares |X| Redeeming shares for which you hold a share certificate
|X| Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.

EXCHANGE LIMITATION
The fund's exchange limitation is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient. In determining whether the exchange redemption limit has been reached, Clearwater Investments may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. CAM may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.

The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401(a) of the Internal Revenue Code. The exchange limitation does not apply to accounts that have a written exchange agreement with the distributor. The exchange limitation may not apply to transactions made through an omnibus account for fund shares.
MINIMUM ACCOUNT SIZE
The fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, the fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.

TELEPHONE AND WEBSITE ACCESS
You may have difficulty contacting the fund by telephone or accessing clearwaterinvestments.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Clearwater Investments will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access clearwaterinvestments.com or reach the fund by telephone, you should communicate with the fund in writing.

SHARE CERTIFICATES
The fund does not offer share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning your certificate to the transfer agent, along with a letter of instruction or a stock power and a signature guarantee.

OTHER POLICIES
The fund and the distributor reserve the right to:
|X| charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days' notice of material amendments to or termination of the exchange privilege |X| revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

The fund reserves the right to:
|X| suspend transactions in shares when trading on the New York Stock
    Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities

|X| redeem in kind by delivering to you portfolio securities owned by the fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash

You may make up to four exchange redemptions of $25,000 or more per account per calendar year out of the fund. Except as noted, you may make any number of exchanges of less than $25,000.


DIVIDENDS, CAPITAL GAINS AND TAXES
DIVIDENDS AND CAPITAL GAINS
The fund generally pays any distributions of net short- and long-term capital gains in November. The fund generally pays dividends from any net investment income in December. The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund close to the time that the fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

TAXES
For U.S. federal income tax purposes, distributions from the fund's net long-term capital gains (if any) are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Dividends and short-term capital gain distributions are taxable either as ordinary income or, if so designated by the fund and certain other conditions are met, as "qualified dividend income" taxable to individual shareholders at a maximum 15% tax rate. Dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares. When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year the fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold 29% "backup withholding" tax from your dividends and distributions, sale proceeds and any other payments to you. You should ask your tax adviser about any federal and state tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult the fund's statement of additional information for a more detailed discussion of U.S. federal income tax considerations that may affect the fund and its shareowners.

Sales and exchanges may be taxable transactions to shareowners.

CLEARWATER QUANTUM FUND
CLEARWATER AGGRESSIVE OPPORTUNITIES FUND
CLEARWATER QUANTUM FIXED INCOME FUND
CLEARWATER SMALL CAP FUND

YOU CAN OBTAIN MORE FREE INFORMATION about the funds from your investment firm or by writing to UMB Investment Services Group, Inc., 803 West Michigan Street, Milwaukee, Wisconsin 53222. You may also call 1-888-844-3350 or visit www.clearwaterinvestments.com.

SHAREOWNER REPORTS
Annual and semiannual reports to shareowners provide information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.

VISIT OUR WEBSITE
www.clearwaterinvestments.com

You can also review and copy the fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-21446)



















































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UMB DISTRIBUTION SERVICES, LLC.
803 WEST MICHIGAN STREET
MILWAUKEE, WI 53233
                                                                _____-00-____
WWW.CLEARWATERINVESTMENTS.COM         (C)2003 UMB DISTRIBUTION SERVICES, LLC.
                                                                  Member SIPC






CLEARWATER QUANTUM FUND
CLEARWATER AGGRESSIVE OPPORTUNITIES FUND
CLEARWATER QUANTUM FIXED INCOME FUND
CLEARWATER SMALL CAP FUND








STATEMENT OF ADDITIONAL INFORMATION

December 31, 2003


CLEARWATER INVESTMENT FUND
36181 East Lake Road, Suite 174
Palm Harbor, Florida 34685
Customer Service (727)772-8230


Investment Adviser:

CLEARWATER ASSET MANAGEMENT, LLC.





The funds listed above are series of Clearwater Investment Fund ("Clearwater Mutual Funds"), an open-end management investment company that offers a selection of investment funds. Clearwater Investment Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). All funds within the fund series are non-diversified.

This Statement of Additional Information ("SAI") is not a prospectus, and should be read in conjunction with the Clearwater Mutual Funds prospectus dated December 31, 2003, which may be obtained free of charge by writing or calling Clearwater Mutual Funds at the above address or telephone number. This SAI contains additional and more detailed information about the Clearwater Mutual Funds operations and activities than that set forth in the prospectus. The Clearwater Mutual Funds Annual and Semi-Annual Reports to shareholders are incorporated by reference into this SAI.
PLEASE NOTE: Please refer to the fund prospectus for a listing of the portfolios that are offered through the prospectus before you make any purchase.)


STATEMENT OF ADDITIONAL INFORMATION

CLASS A AND CLASS I SHARES

                                ________ __, 2003

This statement of additional information is not a prospectus. It should be read in conjunction with the fund's Class A, and Class I shares prospectus, dated ________ __, 2003, as supplemented or revised from time to time. A copy of the prospectus can be obtained free of charge by calling UMB Investment Services Group at 1-888-844-3350 or by written request to the fund at 803 West Michigan Street, Milwaukee, Wisconsin 53233.

                                TABLE OF CONTENTS
                                                                      PAGE

1.   Fund History........................................................2
2.   Investment Policies, Risks and Restrictions.........................2
3.   Trustees and Officers..............................................19
4.   Investment Adviser.................................................30
5.   Principal Underwriter and Distribution Plans.......................33
6.   Shareholder Servicing/Transfer Agent...............................39
7.   Custodian..........................................................39
8.   Independent Auditors...............................................39
9.   Portfolio Transactions.............................................39
10.  Description of Shares..............................................41
11.  Sales Charges......................................................42
12.  Redeeming Shares...................................................47
13.  Telephone and Online Transactions..................................48
14.  Pricing of Shares..................................................50
15.  Tax Status.........................................................51
16.  Investment Results.................................................56
17.  Financial Statements...............................................60
18.  Annual Fee, Expense and Other Information..........................61
19.  Appendix A - Description of Short-Term Debt, Corporate Bond
     and Preferred Stock Ratings........................................65
20.  Appendix B - Proxy Voting Policies and Procedures..................74



Information about each portfolio
you should know before investing









1.       FUND HISTORY

The fund is a non-diversified open-end management investment company organized as a Delaware business trust on May 13, 2003.

2.       INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The prospectus presents the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund's prospectus and provides additional information on the fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.


CLEARWATER QUANTUM FUND
CLEARWATER AGGRESSIVE OPPORTUNITIES FUND
CLEARWATER SMALL CAP FUND


PRINCIPAL INVESTMENTS EQUITY

Normally, the fund invests at least 80% of its net assets in equity securities described in the prospectus.

The fund will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its net assets plus borrowings for investment purposes as described in this section.

INVESTMENTS IN EQUITY SECURITIES

Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the fund.

NON-PRINCIPAL INVESTMENTS

EXCHANGE-TRADED FUNDS ("ETFS")

The fund may invest in ETFs, which are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that hold portfolios of common stocks which track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international. Broad-based ETFs track a broad group of stocks from different industries and market sectors. HOLDRS (Holding Company Depositary Receipts) are securities that represent an investor's ownership in the common stock of specified companies in a particular industry, sector or group. International ETFs track a group of stocks from a specific country.

Investments in ETFs are generally subject to limits in the 1940 Act on investments in other investment companies. ETF shareholders are subject to the same risks as holders of diversified stock portfolios. ETFs are subject to certain risks, including (1) the risk that their prices may not correlate perfectly with changes in the underlying index; and (2) the risk of possible trading halts due to market conditions or other reasons that, in the view of the exchange upon which an ETF trades, would make trading in the ETF inadvisable. An exchange traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based.

ILLIQUID SECURITIES

The fund will not invest more than 15% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Clearwater Asset Management, LLC.("CAM"), the fund's investment adviser. CAM determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, CAM monitors the application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

INVESTMENTS IN INITIAL PUBLIC OFFERINGS

To the extent consistent with its investment objective, the fund may invest in initial public offerings of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of the fund's investment performance. The fund cannot assure that investments in initial public offerings will continue to be available to the fund or, if available, will result in positive investment performance. In addition, as the fund's portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the fund is likely to decrease.

DEBT SECURITIES SELECTION

In selecting fixed income securities for the fund, CAM gives primary consideration to the fund's investment objective, the attractiveness of the market for debt securities given CAM's outlook for the equity or fixed income markets and the fund's liquidity requirements. Once CAM determines to allocate a portion of the fund's assets to debt securities, CAM generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if the fund is investing in such instruments for income or capital gains. CAM selects individual securities based on broad economic factors and issuer specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating and sector diversification.


CONVERTIBLE DEBT SECURITIES

The fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

DEBT SECURITIES RATING CRITERIA

Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or the equivalent rating of other nationally recognized securities rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security falls below investment grade, CAM will consider if any action is appropriate in light of the fund's investment objective and policies.

Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized securities rating organizations. See Appendix A for a description of rating categories. The fund may invest in debt securities rated "C" or better.

Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. CAM will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

SHORT-TERM INVESTMENTS

For temporary defensive or cash management purposes, the fund may invest in all types of short-term investments including, but not limited to, corporate commercial paper and other short-term commercial obligations issued by international or domestic companies; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks located in the U.S. or non-U.S. countries; obligations issued or guaranteed by the U.S. government or the government of a non-U.S. country or their respective agencies or instrumentalities; and repurchase agreements. These securities may be denominated in U.S. dollars or in non-U.S. currencies.

RISKS OF NON-U.S. INVESTMENTS

Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets, may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Unanticipated political or social developments may affect the values of the fund's investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

INVESTMENTS IN EMERGING MARKETS. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or securities markets. Emerging economies or securities markets will generally include, but not be limited to, countries included in the MSCI Emerging Markets Free Index. The fund will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the fund may invest in unquoted securities, including securities of emerging market issuers.

NON-U.S. SECURITIES MARKETS AND REGULATIONS. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to price its portfolio securities accurately or to dispose of such securities at the times determined by CAM to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund's operations require cash, such as in order to meet redemptions and to pay its expenses.

ECONOMIC, POLITICAL AND SOCIAL FACTORS. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund's investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund's operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political, economic or social developments may also affect the values of the fund's investments and the availability to the fund of additional investments in such countries. During 1997 and 1998, the political stability, economies and securities and currency markets of many markets in India and the Asian subcontinent experienced significant disruption and declines. There can be no assurances that these might not occur again or spread to other countries in the region.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

CURRENCY RISKS. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The fund's investment performance may be negatively affected by a devaluation of a currency in which the fund's investments are quoted or denominated. Further, the fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

CUSTODIAN SERVICES AND RELATED INVESTMENT COSTS. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.

WITHHOLDING AND OTHER TAXES. The fund will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the fund's investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

ECONOMIC AND MONETARY UNION (EMU). On January 1, 1999, 11 European countries adopted a single currency - the euro. The conversion to the euro was phased in over a three-year period. As of January 1, 2003, there were 15 participating countries, and 12 of these countries share the euro as a single currency and single official interest rate and are adhering to agreed upon limits on government borrowing. Budgetary decisions will remain in the hands of each participating country but will be subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate to maintain price stability within the euro zone.

EMU is driven by the expectation of a number of economic benefits, including lower transaction costs, reduced exchange risk, greater competition, and a broadening and deepening of European financial markets. However, there are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. This uncertainty may increase the volatility of European markets. A participating country's withdrawal from the EMU could have a negative effect on the fund's non-U.S. investments.

REAL ESTATE INVESTMENT TRUSTS ("REITS") AND ASSOCIATED RISK FACTORS

REITs are companies which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). In some cases, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources and may trade less frequently and in a more limited volume than larger company securities.

INVESTMENTS IN DEPOSITARY RECEIPTS. The fund may hold securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

For purposes of the fund's investment policies, investments in ADRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the fund invests in such unsponsored depositary receipts there may be an increased possibility that the fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

OTHER INVESTMENT COMPANIES

The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the fund, or (iii) more than 5% of the fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The fund may invest in money market funds managed by CAM in reliance on an exemptive order granted by the Securities and Exchange Commission (the "SEC").

The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. Under the direction of the Board of Trustees, CAM reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.

SHORT SALES AGAINST THE BOX

The fund may sell securities "short against the box." A short sale involves the fund borrowing securities from a broker and selling the borrowed securities. The fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The fund intends to use short sales against the box to hedge. For example, when the fund believes that the price of a current portfolio security may decline, the fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If the fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding certain tax consequences of effecting short sales may limit the extent to which the fund may make short sales against the box.

ASSET SEGREGATION

The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or CAM will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The fund's obligations with respect to when-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets with a value equal to the fund's obligations. See "Asset Segregation."

PORTFOLIO TURNOVER

It is the policy of the fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund. See Annual Fee, Expense and Other Information for the fund's annual portfolio turnover rate.

FOREIGN CURRENCY TRANSACTIONS

The fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The fund also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the fund will be engaged in hedging activities when adverse exchange rate movements occur. The fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by CAM.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to the fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the fund's foreign assets.

While the fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.

If the fund enters into a forward contract to purchase foreign currency, the custodian or CAM will segregate liquid assets. See "Asset Segregation."

OPTIONS ON FOREIGN CURRENCIES

The fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the fund's securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the fund intends to acquire. As in the case of other types of options transactions, however, the benefit the fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The fund may also write options on foreign currencies for hedging purposes. For example, if the fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.

Similarly, the fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by the fund is "covered" if the fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the fund in cash or liquid securities. See "Asset Segregation."

The fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

The fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the fund.

OPTIONS ON SECURITIES AND SECURITIES INDICES

For hedging purposes, The fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

WRITING CALL AND PUT OPTIONS ON SECURITIES. A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.

WRITING CALL AND PUT OPTIONS ON SECURITIES INDICES. The fund may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

PURCHASING CALL AND PUT OPTIONS. The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.

The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

RISKS OF TRADING OPTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of CAM. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on CAM's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on non-U.S. exchanges.

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.
Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, the fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of CAM, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, CAM will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS. The fund will engage in futures and related options transactions only for bona fide hedging or non-hedging (i.e., speculative) purposes in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or which the fund expects to purchase. Except as stated below, the fund's futures transactions will be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, the fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the fund's existing non-hedging futures contracts and premiums paid for options on futures entered into for non-hedging purposes (net of the amount the positions are "in the money") would not exceed 5% of the market value of the fund's total assets. The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

EQUITY SWAPS, CAPS, FLOORS AND COLLARS. The fund may enter into equity swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Equity swaps involve the exchange by a fund with another party of their respective commitments to make or receive payments based on notional equity securities. The purchase of an equity cap entitles the purchaser, to the extent that the market value of a specified equity security or benchmark exceeds a predetermined level, to receive payments of a contractually-based amount from the party selling the cap. The purchase of an equity floor entitles the purchaser, to the extent that the market value of a specified equity security or benchmark falls below a predetermined level, to receive payments of a contractually-based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. If CAM is incorrect in its forecast of market values, these investments could negatively impact the fund's performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other equity securities.

WARRANTS AND STOCK PURCHASE RIGHTS

The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

The fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

PREFERRED SHARES

The fund may invest in preferred shares of beneficial interest of trust instruments. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fund's fixed income securities.

LENDING OF PORTFOLIO SECURITIES

The fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by CAM to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the fund's total assets.

INVESTMENT RESTRICTIONS

The fund will not purchase securities during the current fiscal year at any time that outstanding borrowings exceed 5% of the fund's total assets.

FUNDAMENTAL INVESTMENT RESTRICTIONS. The fund has adopted certain fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. Statements in italics are not part of the restriction. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

1.	67% or more of the shares represented at a meeting, if the holders of more than  50% of the outstanding shares are present in person or by proxy, or

2. more than 50% of the outstanding shares of the fund.

The fund may not:

(1) Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. SENIOR SECURITIES THAT THE FUND MAY ISSUE IN ACCORDANCE WITH THE 1940 ACT INCLUDE BORROWING, FUTURES, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD FOREIGN CURRENCY EXCHANGE TRANSACTIONS.

(2) Borrow money, except on a temporary basis and to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. UNDER CURRENT REGULATORY REQUIREMENTS, THE FUND MAY: (A) BORROW FROM BANKS OR THROUGH REVERSE REPURCHASE AGREEMENTS IN AN AMOUNT UP TO 33 1/3% OF THE FUND'S TOTAL ASSETS (INCLUDING THE AMOUNT BORROWED); (B) BORROW UP TO AN ADDITIONAL 5% OF THE FUND'S ASSETS FOR TEMPORARY PURPOSES; (C) OBTAIN SUCH SHORT-TERM CREDITS AS ARE NECESSARY FOR THE CLEARANCE OF PORTFOLIO TRANSACTIONS; (D) PURCHASE SECURITIES ON MARGIN TO THE EXTENT PERMITTED BY APPLICABLE LAW; AND (E) ENGAGE IN TRANSACTIONS IN MORTGAGE DOLLAR ROLLS THAT ARE ACCOUNTED FOR AS FINANCINGS.

(3) Invest in real estate, except (a) that the fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) the fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security.

(4) Make loans, except that the fund may (i) lend portfolio securities in accordance with the fund's investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the fund may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

(5) Invest in commodities or commodity contracts, except that the fund may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law. A FUTURES CONTRACT, FOR EXAMPLE, MAY BE DEEMED TO BE A COMMODITY CONTRACT.

(6) Act as an underwriter, except insofar as the fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.

It is the fundamental policy of the fund not to concentrate its investments in securities of companies in any particular industry. IN THE OPINION OF THE SEC, INVESTMENTS ARE CONCENTRATED IN A PARTICULAR INDUSTRY IF SUCH INVESTMENTS AGGREGATE 25% OR MORE OF THE FUND'S TOTAL ASSETS. THE FUND'S POLICY DOES NOT APPLY TO INVESTMENTS IN U.S. GOVERNMENT SECURITIES. Although the fund is classified as non-diversified for purposes of the 1940 Act, the fund will comply with the diversification requirements of the Code applicable to regulated investment companies.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following restriction has been designated as non-fundamental and may be changed by a vote of the fund's Board of Trustees without approval of shareholders: the fund may not engage in short sales, except short sales against the box.









CLEARWATER QUANTUM FIXED INCOME FUND




PRINCIPAL INVESTMENTS FIXED INCOME

Normally, the fund invests at least 80% of its net assets in bonds as described in the prospectus.

The fund will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its net assets plus borrowings for investment purposes as described in this section. INVESTMENTS IN FIXED INCOME SECURITIES

A bond is an interest-bearing security. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date. An issuer may have the right to redeem or "call" a bond before maturity, and the investor may have to reinvest the proceeds at lower market rates.

A bond's annual interest income, set by its coupon rate, is usually fixed for the life of the bond. Its yield (income as a percent of current price) will fluctuate to reflect changes in interest rate levels. A bond's price usually rises when interest rates fall, and vice versa, so its yield stays consistent with current market conditions.

Conventional fixed-rate bonds offer a coupon rate for a fixed maturity with no adjustment for inflation. Real rate of return bonds also offer a fixed coupon but include ongoing inflation adjustments for the life of the bond. Bonds may be unsecured (backed by the issuer's general creditworthiness only) or secured (also backed by specified collateral). Bonds include asset- and mortgage-backed securities.

Certain bonds have interest rates that are adjusted periodically. These interest rate adjustments tend to minimize fluctuations in the bonds' principal values. The maturity of those securities may be shortened under certain specified conditions. Bonds may be designated as senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bond ratings are not guarantees. They are estimates of an issuer's financial strength. Ratings can change at any time due to real or perceived changes in an issuer's credit or financial fundamentals.

NON-PRINCIPAL INVESTMENTS

EXCHANGE-TRADED FUNDS ("ETFS")

The fund may invest in ETFs, which are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that hold portfolios of common stocks which track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international. Broad-based ETFs track a broad group of stocks from different industries and market sectors. HOLDRS (Holding Company Depositary Receipts) are securities that represent an investor's ownership in the common stock of specified companies in a particular industry, sector or group. International ETFs track a group of stocks from a specific country.

Investments in ETFs are generally subject to limits in the 1940 Act on investments in other investment companies. ETF shareholders are subject to the same risks as holders of diversified stock portfolios. ETFs are subject to certain risks, including (1) the risk that their prices may not correlate perfectly with changes in the underlying index; and (2) the risk of possible trading halts due to market conditions or other reasons that, in the view of the exchange upon which an ETF trades, would make trading in the ETF inadvisable. An exchange traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based.

ILLIQUID SECURITIES

The fund will not invest more than 15% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Clearwater Asset Management, Inc. ("CAM"), the fund's investment adviser. CAM determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, CAM monitors the application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

INVESTMENTS IN INITIAL PUBLIC OFFERINGS

To the extent consistent with its investment objective, the fund may invest in initial public offerings of debt securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of the fund's investment performance. The fund cannot assure that investments in initial public offerings will continue to be available to the fund or, if available, will result in positive investment performance. In addition, as the fund's portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the fund is likely to decrease.

DEBT SECURITIES SELECTION

In selecting fixed income securities for the fund, CAM gives primary consideration to the fund's investment objective, the attractiveness of the market for debt securities given CAM's outlook for the equity markets and the fund's liquidity requirements. Once CAM determines to allocate a portion of the fund's assets to debt securities, CAM generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if the fund is investing in such instruments for income or capital gains. CAM selects individual securities based on broad economic factors and issuer specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating and sector diversification.

CONVERTIBLE DEBT SECURITIES

The fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

DEBT SECURITIES RATING CRITERIA

Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or the equivalent rating of other nationally recognized securities rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security falls below investment grade, CAM will consider if any action is appropriate in light of the fund's investment objective and policies.

Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized securities rating organizations. See Appendix A for a description of rating categories. The fund may invest in debt securities rated "C" or better.

Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. CAM will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

U.S. GOVERNMENT SECURITIES

U.S. government securities in which the fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by:
(i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forego the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Foreign Securities

Investments may be made in foreign securities. These include non-dollar denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as Yankee bonds). Investing in foreign securities involves special risks that can increase the potential for losses. These include: exposure to potentially adverse local, political, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are heightened for investments in developing countries.

Operating policy
There is no limit on fund investments in U.S. dollar denominated debt securities issued by foreign issuers, foreign branches of U.S. banks, and U.S. branches of foreign banks. The fund may also invest up to 10% of total assets (excluding reserves) in non-U.S. dollar-denominated fixed-income securities.

Asset-Backed Securities

An underlying pool of assets, such as credit card or automobile trade receivables or corporate loans or bonds, backs these bonds and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any. The underlying assets (i.e., loans) are sometimes subject to prepayments, which can shorten the security's weighted average life and may lower its return.

The value of these securities also may change because of actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent, the financial institution providing the credit support, or the swap counterparty. There is no limit on fund investments in these securities.

Mortgage-Backed Securities

The fund may invest in a variety of mortgage-backed securities. Mortgage lenders pool individual home mortgages with similar characteristics to back a certificate or bond, which is sold to investors such as the fund. Interest and principal payments generated by the underlying mortgages are passed through to the investors. The "big three" issuers are the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac). GNMA certificates are backed by the full faith and credit of the U.S. government, while others, such as Fannie Mae and Freddie Mac certificates, are only supported by the ability to borrow from the U.S. Treasury or by the credit of the agency. Private mortgage bankers and other institutions also issue mortgage-backed securities.


Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect the fund's net asset value. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility.

Operating policy
There is no limit on fund investments in mortgage-backed securities. Additional mortgage-backed securities in which the fund may invest include:

Collateralized Mortgage Obligations (CMOs) CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create some classes with more stable average lives than the underlying mortgages and other classes with more volatile average lives. CMO classes may pay fixed or variable rates of interest, and certain classes have priority over others with respect to the receipt of prepayments.

Stripped Mortgage Securities Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities. Generally, one class receives only interest payments (IOs), and another receives principal payments (POs). Unlike with other mortgage backed securities and POs, the value of IOs tends to move in the same direction as interest rates. The fund can use IOs as a hedge against falling prepayment rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. Of course, under the opposite conditions these securities may appreciate in value. These securities can be very volatile in price and may have lower liquidity than most other mortgage-backed securities.

Certain non-stripped CMO classes may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain CMO classes, in addition to losing value, can exhibit characteristics of longer-term securities and become more volatile. There is no guarantee that fund investments in CMOs, IOs, or POs will be successful, and fund total return could be adversely affected as a result.

Operating policy
Fund investments in stripped mortgage securities are limited to 10% of total assets.

Commercial Mortgage-Backed Securities (CMBS) CMBS are securities created from a pool of commercial mortgage loans, such as loans for hotels, shopping centers, office buildings, apartment buildings, etc. Interest and principal payments from the loans are passed on to the investor according to a schedule of payments. Credit quality depends primarily on the quality of the loans themselves and on the structure of the particular deal. Generally, deals are structured with senior and subordinate classes. The amount of subordination is determined by the rating agencies who rate the individual classes of the structure. Commercial mortgages are generally structured with prepayment penalties, which greatly reduces prepayment risk to the investor. However, the value of these securities may change because of actual or perceived changes in the creditworthiness of the individual borrowers, their tenants, the servicing agents, or the general state of commercial real estate. There is no limit on fund investments in these securities.

Hybrid Instruments

These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a "benchmark"). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may or may not bear interest or pay dividends.

The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the fund to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the fund. Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

Operating policy
Fund investments in hybrid instruments are limited to 10% of total assets.

Deferrable Subordinated Securities

These are securities with long maturities that are deeply subordinated in the issuer's capital structure. They generally have 30-year maturities and permit the issuer to defer distributions for up to five years. These characteristics give the issuer more financial flexibility than is typically the case with traditional bonds. As a result, the securities may be viewed as possessing certain "equity-like" features by rating agencies and bank regulators. However, the securities are treated as debt securities by market participants, and the fund intends to treat them as such as well. These securities may offer a mandatory put or remarketing option that creates an effective maturity date significantly shorter than the stated one. Fund investments will be made in these securities to the extent their yield, credit, and maturity characteristics are consistent with the fund's investment objective and program.

Private Placements

These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

Operating policy
Fund investments in illiquid securities are limited to 15% of net assets.

Banking Industry

The fund may, under certain circumstances, invest a substantial amount of its assets in the banking industry. Investments in the banking industry may be affected by general economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. CAM believes that any risk to the fund which might result from concentrating in the banking industry will be minimized by diversification of the fund's investments and CAM's credit research.

Fundamental policy. The fund will normally concentrate 25% or more of its assets in the securities of the banking industry when the fund's position in issues maturing in one year or less equals 35% or more of the fund's total assets.

RESERVE POSITION

A certain portion of fund assets may be held in money market reserves. Fund reserve positions may be held in shares of any money market fund selected by the adviser. Short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, may also be held. For temporary, defensive purposes, there is no limit on fund investments in money market reserves. Significant investments in reserves could compromise the ability to achieve fund objectives. The reserve position provides flexibility in meeting redemptions, paying expenses, and in the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

BORROWING MONEY AND TRANSFERRING ASSETS

Fund borrowings may be made from banks and other Clearwater Mutual Funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

DEBT OBLIGATIONS OF NON-U.S. GOVERNMENTS

The fund may invest in debt obligations of foreign governments. An investment in debt obligations of foreign governments and their political subdivisions (sovereign debt) involves special risks which are not present when investing in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt issues. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

SHORT-TERM INVESTMENTS

For temporary defensive or cash management purposes, the fund may invest in all types of short-term investments including, but not limited to, corporate commercial paper and other short-term commercial obligations issued by international or domestic companies; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks located in the U.S. or non-U.S. countries; obligations issued or guaranteed by the U.S. government or the government of a non-U.S. country or their respective agencies or instrumentalities; and repurchase agreements. These securities may be denominated in U.S. dollars or in non-U.S. currencies.

RISKS OF NON-U.S. INVESTMENTS

Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets, may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Unanticipated political or social developments may affect the values of the fund's investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

INVESTMENTS IN EMERGING MARKETS. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or securities markets. Emerging economies or securities markets will generally include, but not be limited to, countries included in the MSCI Emerging Markets Free Index. The fund will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the fund may invest in unquoted securities, including securities of emerging market issuers.

NON-U.S. SECURITIES MARKETS AND REGULATIONS. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to price its portfolio securities accurately or to dispose of such securities at the times determined by CAM to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund's operations require cash, such as in order to meet redemptions and to pay its expenses.

ECONOMIC, POLITICAL AND SOCIAL FACTORS. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund's investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund's operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political, economic or social developments may also affect the values of the fund's investments and the availability to the fund of additional investments in such countries. During 1997 and 1998, the political stability, economies and securities and currency markets of many markets in India and the Asian subcontinent experienced significant disruption and declines. There can be no assurances that these might not occur again or spread to other countries in the region.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

CURRENCY RISKS. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The fund's investment performance may be negatively affected by a devaluation of a currency in which the fund's investments are quoted or denominated. Further, the fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

CUSTODIAN SERVICES AND RELATED INVESTMENT COSTS. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.

WITHHOLDING AND OTHER TAXES. The fund will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the fund's investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

ECONOMIC AND MONETARY UNION (EMU). On January 1, 1999, 11 European countries adopted a single currency - the euro. The conversion to the euro was phased in over a three-year period. As of January 1, 2003, there were 15 participating countries, and 12 of these countries share the euro as a single currency and single official interest rate and are adhering to agreed upon limits on government borrowing. Budgetary decisions will remain in the hands of each participating country but will be subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate to maintain price stability within the euro zone.

EMU is driven by the expectation of a number of economic benefits, including lower transaction costs, reduced exchange risk, greater competition, and a broadening and deepening of European financial markets. However, there are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. This uncertainty may increase the volatility of European markets. A participating country's withdrawal from the EMU could have a negative effect on the fund's non-U.S. investments.

REAL ESTATE INVESTMENT TRUSTS ("REITS") AND ASSOCIATED RISK FACTORS

REITs are companies which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). In some cases, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources and may trade less frequently and in a more limited volume than larger company securities.

INVESTMENTS IN DEPOSITARY RECEIPTS. The fund may hold securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

For purposes of the fund's investment policies, investments in ADRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the fund invests in such un-sponsored depositary receipts there may be an increased possibility that the fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

OTHER INVESTMENT COMPANIES

The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the fund, or (iii) more than 5% of the fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The fund may invest in money market funds managed by CAM in reliance on an exemptive order granted by the Securities and Exchange Commission (the "SEC").

The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. Under the direction of the Board of Trustees, CAM reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.

SHORT SALES AGAINST THE BOX

The fund may sell securities "short against the box." A short sale involves the fund borrowing securities from a broker and selling the borrowed securities. The fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The fund intends to use short sales against the box to hedge. For example, when the fund believes that the price of a current portfolio security may decline, the fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If the fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding certain tax consequences of effecting short sales may limit the extent to which the fund may make short sales against the box.

ASSET SEGREGATION

The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or CAM will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The fund's obligations with respect to when-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets with a value equal to the fund's obligations. See "Asset Segregation."

PORTFOLIO TURNOVER

It is the policy of the fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund. See Annual Fee, Expense and Other Information for the fund's annual portfolio turnover rate.

FOREIGN CURRENCY TRANSACTIONS

The fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The fund also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the fund will be engaged in hedging activities when adverse exchange rate movements occur. The fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by CAM.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to the fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the fund's foreign assets.

While the fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.

If the fund enters into a forward contract to purchase foreign currency, the custodian or CAM will segregate liquid assets. See "Asset Segregation."

OPTIONS ON FOREIGN CURRENCIES

The fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the fund's securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the fund intends to acquire. As in the case of other types of options transactions, however, the benefit the fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The fund may also write options on foreign currencies for hedging purposes. For example, if the fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.

Similarly, the fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.
A call option written on foreign currency by the fund is "covered" if the fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the fund in cash or liquid securities. See "Asset Segregation."

The fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

The fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the fund.

OPTIONS ON SECURITIES AND SECURITIES INDICES

For hedging purposes, The fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

WRITING CALL AND PUT OPTIONS ON SECURITIES. A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.

WRITING CALL AND PUT OPTIONS ON SECURITIES INDICES. The fund may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

PURCHASING CALL AND PUT OPTIONS. The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.

The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

RISKS OF TRADING OPTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of CAM. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on CAM's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on non-U.S. exchanges.

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, the fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of CAM, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, CAM will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS. The fund will engage in futures and related options transactions only for bona fide hedging or non-hedging (i.e., speculative) purposes in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or which the fund expects to purchase. Except as stated below, the fund's futures transactions will be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, the fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the fund's existing non-hedging futures contracts and premiums paid for options on futures entered into for non-hedging purposes (net of the amount the positions are "in the money") would not exceed 5% of the market value of the fund's total assets. The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

EQUITY SWAPS, CAPS, FLOORS AND COLLARS. The fund may enter into equity swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Equity swaps involve the exchange by a fund with another party of their respective commitments to make or receive payments based on notional equity securities. The purchase of an equity cap entitles the purchaser, to the extent that the market value of a specified equity security or benchmark exceeds a predetermined level, to receive payments of a contractually-based amount from the party selling the cap. The purchase of an equity floor entitles the purchaser, to the extent that the market value of a specified equity security or benchmark falls below a predetermined level, to receive payments of a contractually-based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. If CAM is incorrect in its forecast of market values, these investments could negatively impact the fund's performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other equity securities.

WARRANTS AND STOCK PURCHASE RIGHTS

The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

The fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

PREFERRED SHARES

The fund may invest in preferred shares of beneficial interest of trust instruments. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fund's fixed income securities.


LENDING OF PORTFOLIO SECURITIES

The fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by CAM to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the fund's total assets.

INVESTMENT RESTRICTIONS

The fund will not purchase securities during the current fiscal year at any time that outstanding borrowings exceed 5% of the fund's total assets.

FUNDAMENTAL INVESTMENT RESTRICTIONS. The fund has adopted certain fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. Statements in italics are not part of the restriction. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

1. 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

2. more than 50% of the outstanding shares of the fund.

The fund may not:

(1) Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. SENIOR SECURITIES THAT THE FUND MAY ISSUE IN ACCORDANCE WITH THE 1940 ACT INCLUDE BORROWING, FUTURES, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD FOREIGN CURRENCY EXCHANGE TRANSACTIONS.

(2) Borrow money, except on a temporary basis and to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. UNDER CURRENT REGULATORY REQUIREMENTS, THE FUND MAY: (A) BORROW FROM BANKS OR THROUGH REVERSE REPURCHASE AGREEMENTS IN AN AMOUNT UP TO 33 1/3% OF THE FUND'S TOTAL ASSETS (INCLUDING THE AMOUNT BORROWED); (B) BORROW UP TO AN ADDITIONAL 5% OF THE FUND'S ASSETS FOR TEMPORARY PURPOSES; (C) OBTAIN SUCH SHORT-TERM CREDITS AS ARE NECESSARY FOR THE CLEARANCE OF PORTFOLIO TRANSACTIONS; (D) PURCHASE SECURITIES ON MARGIN TO THE EXTENT PERMITTED BY APPLICABLE LAW; AND (E) ENGAGE IN TRANSACTIONS IN MORTGAGE DOLLAR ROLLS THAT ARE ACCOUNTED FOR AS FINANCINGS.

(3) Invest in real estate, except (a) that the fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) the fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security.

(4) Make loans, except that the fund may (i) lend portfolio securities in accordance with the fund's investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the fund may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption thereof, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

(5) Invest in commodities or commodity contracts, except that the fund may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law. A FUTURES CONTRACT, FOR EXAMPLE, MAY BE DEEMED TO BE A COMMODITY CONTRACT.

(6) Act as an underwriter, except insofar as the fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.

It is the fundamental policy of the fund not to concentrate its investments in securities of companies in any particular industry. IN THE OPINION OF THE SEC, INVESTMENTS ARE CONCENTRATED IN A PARTICULAR INDUSTRY IF SUCH INVESTMENTS AGGREGATE 25% OR MORE OF THE FUND'S TOTAL ASSETS. THE FUND'S POLICY DOES NOT APPLY TO INVESTMENTS IN U.S. GOVERNMENT SECURITIES. Although the fund is classified as non-diversified for purposes of the 1940 Act, the fund will comply with the diversification requirements of the Code applicable to regulated investment companies.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following restriction has been designated as non-fundamental and may be changed by a vote of the fund's Board of Trustees without approval of shareholders: the fund may not engage in short sales, except short sales against the box.


3.   TRUSTEES AND OFFICERS

The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 4 U.S. registered investment portfolios for which CAM serves as investment adviser (the "Clearwater Mutual Funds"). The address for all Interested Trustees and all officers of the fund is 36181 East Lake Road, Suite 174, Palm Harbor, Florida 34685.


NAME, AGE AND
ADDRESS
POSITION HELD
WITH THE FUND
TERM OF OFFICE AND
LENGTH OF SERVICE
PRINCIPAL OCCUPATION
DURING PAST  FIVE YEARS
OTHER DIRECTORSHIPS
HELD BY THIS
TRUSTEE
INTERESTED
TRUSTEE:
Jamie D Atkins
(41)
Trustee &
President
Trustee November, 2003

Serves until a
successor trustee is
elected or earlier of
retirement or removal
President, CEO, &
 Chief Investment Officer

Clearwater Asset
Management, LLC

Chief Compliance Officer
Risk Management
Great Companies, LLC

N/A
INDEPENDENT
TRUSTEE:
J. Matthew
Marquardt(35)
Trustee &
Chairman
Trustee November, 2003

Serves until a
successor trustee is
elected or earlier of
retirement or removal
Partner & Attorney

Macfarlane Ferguson &
McMullen


N/A
INDEPENDENT
TRUSTEE:
Shelia
Salomon(51)
Trustee
Trustee November, 2003

Serves until a
successor trustee is
elected or earlier of
retirement or removal


Senior Editor

Tribune Company
N/A
INDEPENDENT
TRUSTEE:
William R
Noble (56)
Trustee
Trustee November, 2003

Serves until a
successor trustee is
elected or earlier of
retirement or removal


President

Labor Line, Inc.,
Labor Line Services,
Execuline
N/A
INDEPENDENT
TRUSTEE:
Doug Everleth
(55)
Trustee
Trustee November, 2003

Serves until a
successor trustee is
elected or earlier of
retirement or removal
Head Master

St. Paul's School
St. Paul's School

*Mr. Atkins is considered an Interested Trustees because each he is an officer or director of CAM.

The table below lists all of the U.S.-registered Clearwater Mutual Funds currently offered to the public and the investment adviser and principal underwriter for each fund.

-----------------------------------------------------------------------------
-
FUND NAME          		   INVESTMENT ADVISER     PRINCIPAL UNDERWRITER
-----------------------------------------------------------------------------
-
CLEARWATER QUANTUM FUND				CAM	   	UMB DISTRIBUTION SERVICES
CLEARWATER AGGRESSIVE OPPORTUNITIES FUND 	CAM		UMB DISTRIBUTION SERVICES
CLEARWATER QUANTUM FIXED INCOME FUND		CAM		UMB DISTRIBUTION SERVICES
CLEARWATER SMALL CAP FUND				CAM		UMB DISTRIBUTION SERVICES
-----------------------------------------------------------------------------
-

BOARD COMMITTEES

The Board of Trustees has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Valuation Committee and a Policy Administration Committee. Committee members are as follows:

AUDIT
Doug Everleth(Chair), William Noble

INDEPENDENT TRUSTEES
Matt Marquardt(Chair), Shelia Solomon, William Noble and Doug Everleth

NOMINATING
Shelia Solomon (Chair),William Noble

VALUATION
Matt Marquardt and William Noble

POLICY ADMINISTRATION
Doug Everleth and Shelia Solomon

The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

|X| act as a liaison between the fund's independent auditors and the full Board of Trustees of the fund;

|X| discuss with the fund's independent auditors their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund's financial reporting;

|X| review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

|X| review and approve insurance coverage and allocations of premiums between the management and the fund and among the Clearwater Mutual Funds;

|X| review and approve expenses under the administration agreement between CAM and the fund and allocations of such expenses among the Clearwater Funds; and

|X| receive on a periodic basis a formal written statement delineating all relationships between the auditors and the fund or CAM; to actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and to recommend that the Trustees take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

The Valuation Committee reviews the valuation assigned to certain securities by CAM in accordance with the fund's valuation procedures.

The Policy Administration Committee reviews the implementation of certain of the fund's administrative policies and procedures.

The Independent Trustees Committee reviews the fund's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

The fund's Declaration of Trust provides that the fund will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any litigation in which they may be involved because of their offices with the fund, unless it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

COMPENSATION OF OFFICERS AND TRUSTEES

The fund pays no salaries or compensation to any of its officers. The Clearwater Mutual Funds, compensate their trustees as follows:

o each fund with assets greater than $10 million pays each Trustee who is not affiliated with CAM, UMB, i.e., Independent Trustees) an annual base fee calculated on the basis of the fund's net assets.

o each fund with assets less than $50 million pays each Independent Trustee an annual fee of $1,000.

o each fund with assets greater than $250 million pays each Independent Trustee who serves on each board committee an annual committee fee based on the fund's net assets (with additional compensation for chairpersons of such committees).

See "Compensation of Officers and Trustees" in Annual Fee, Expense and Other Information.

SALES LOADS. The fund offers its shares to Trustees and officers of the fund and employees of CAM and its affiliates without a sales charge. The Fund encourage investment in the fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the fund, brokers or other intermediaries.

OTHER INFORMATION

MATERIAL RELATIONSHIPS OF THE INDEPENDENT TRUSTEES. For purposes of the statements below:

o the IMMEDIATE FAMILY MEMBERS of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

o an entity in a CONTROL RELATIONSHIP means any person who controls, is controlled by or is under common control with the named person.

o a RELATED FUND is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which CAM or any of its affiliates act as investment adviser or for which UMB or any of its affiliates act as principal underwriter. For example, the fund's related funds include all of the Clearwater Mutual Funds and any non-U.S. funds managed by CAM or its affiliates.

As of December 31, 2003, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Clearwater Investment Fund or any other entity in a control relationship to CAM or UMB. During the calendar years 2001 and 2002, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $60,000), whether by contract, arrangement or otherwise, in CAM, or any other entity in a control relationship to CAM or UMB. During the calendar years 2001 and 2002, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a "fund related party"):

o the fund
o an officer of the fund
o a related fund
o an officer of any related fund
o CAM
o UMB
o an officer of CAM or UMB
o any affiliate of CAM or UMB
o an officer of any such affiliate

During the calendar years 2001 and 2002, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services.

During the calendar years 2001 and 2002, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

o CAM
o UMB
o any other entity in a control relationship with CAM or UMB

None of the fund's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2001 and 2002, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

o the fund
o any related fund
o CAM
o UMB
o any affiliated person of the fund, CAM or UMB
o any other entity in a control relationship to the fund, CAM or UMB

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE MANAGEMENT CONTRACT. The 1940 Act requires that the fund's management contract be approved annually by both the Board of Trustees and a majority of the Independent Trustees voting separately. The Independent Trustees have determined that the terms of the fund's management contract are fair and reasonable and that the contract is in the fund's best interest. The Independent Trustees believe that the management contract will enable the fund to enjoy high quality investment advisory services at a cost they deem appropriate, reasonable and in the best interests of the fund and its shareholders. In making such determinations, the Independent Trustees met independently from the Interested Trustees of the fund and any officers of CAM or its affiliates. The Independent Trustees also relied upon the assistance of counsel to the Independent Trustees and counsel to the fund.

In evaluating the management contract, the Independent Trustees reviewed materials furnished by CAM, including information regarding CAM, their respective affiliates and their personnel, operations and financial condition. The Independent Trustees discussed with representatives of CAM the fund's operations and CAM's ability to provide advisory and other services to the fund. The Independent Trustees also reviewed:

o the investment performance of other CAM Funds with similar investment strategies;

o the fee charged by CAM for investment advisory and administrative services, as well as other compensation received by CAM;

o the fund's projected total operating expenses;

o the investment performance, fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers;

o the experience of the investment advisory and other personnel providing services to the fund and the historical quality of the services provided by CAM; and

o the profitability to CAM of managing the fund.

The Independent Trustees considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of CAM, as well as the qualifications of their personnel and their respective financial conditions; (2) that the fee and expense ratios of the fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies; and (3) the relative performance of similar funds advised by CAM since commencement of operations to comparable investment companies and unmanaged indices. The Independent Trustees deemed each of these factors to be relevant to their consideration of the fund's management contract.

SHARE OWNERSHIP. See Annual Fee, Expense and Other Information for annual information on the ownership of fund shares by the Trustees, the fund's officers and owners in excess of 5% of any class of shares of the fund and a table indicating the value of shares that each Trustee beneficially owns in the fund and in all the Clearwater Mutual Funds.

CODE OF ETHICS. The fund's Board of Trustees approved a code of ethics under Rule 17j-1 under the 1940 Act that covers the fund, CAM and certain of CAM's affiliates. The code of ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the fund.

4.	INVESTMENT ADVISER

The fund has contracted with CAM to act as its investment adviser. Certain Trustees or officers of the fund are also directors and/or officers of CAM(see management biographies above).

As the fund's investment adviser, CAM provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund's investment objective and policies, subject to the supervision of the fund's Trustees. CAM determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.

Under the terms of its management contract with the fund, CAM pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the fund, with the exception of the following, which are paid by the fund: (i) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of CAM or its affiliates, office space and facilities, and personnel compensation, training and benefits; (ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent, registrar or any other agent appointed by the fund; (iv) issue and transfer taxes chargeable to the fund in connection with securities transactions to which the fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (vii) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the fund and the Trustees; (ix) any fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (x) compensation of those Trustees of the fund who are not affiliated with, or "interested persons" of, CAM, the fund (other than as Trustees), or UMB; (xi) the cost of preparing and printing share certificates; (xii) interest on borrowed money, if any; and (xiii) any other expense that the fund, CAM or any other agent of the fund may incur (A) as a result of a change in the law or regulations, (B) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or
(C) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund. In addition, the fund pays all brokers' and underwriting commissions chargeable to the fund in connection with its securities transactions. The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act and the Investment Advisers Act of 1940, as applicable. Pursuant to the management contract, CAM will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of CAM. CAM, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract.

ADVISORY FEE. As compensation for its management services and expenses incurred, each equity fund pays CAM a fee at the annual rate of 0.75% of the fund's average daily net assets, and each fixed income fund pays CAM a fee at the annual rate of 0.60% of the fund's average daily net assets. The fee is computed and accrued daily and paid monthly.

See the table in Annual Fee, Expense and Other Information for management fees paid to CAM during recently completed fiscal years.

EXPENSE LIMIT. CAM has agreed to waive all or part of its management fee or to reimburse the fund for other expenses (other than extraordinary expenses) to the extent the expenses of the fund's Class A shares exceed 1.50% of average daily net assets. The portion of fund expenses attributable to Class I shares will be reduced only to the extent such expenses were reduced for the fund's Class A shares. If CAM waives any fee or reimburses any expenses, and the expenses of the fund's Class A shares are subsequently less than 1.50% of average daily net assets, the fund will reimburse CAM for such waived fees or reimbursed expenses provided that such reimbursement does not cause the fund's Class A expenses to exceed 1.50% of average daily net assets. In addition, the fund will not reimburse CAM for such waived fees or reimbursed expenses more than three years after such fees were waived or such expenses were incurred. Each class will reimburse CAM no more than the amount by which that class' expenses were reduced. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. CAM expects to continue its limitation of expenses and subsequent reimbursement from the fund unless the expense limit and reimbursement agreement with the fund is terminated pursuant to the terms of the expense limit and reimbursement agreement.

ADMINISTRATION AGREEMENT. The fund has entered into an administration agreement with CAM pursuant to which certain accounting and legal services which are expenses payable by the fund under the management contract are performed by CAM and pursuant to which CAM is reimbursed for its costs of providing such services. See Annual Fee, Expense and Other Information for fees the fund paid to CAM for administration and related services.

POTENTIAL CONFLICT OF INTEREST. The fund is managed by CAM which also serves as investment adviser to other Clearwater mutual funds and other accounts with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Clearwater mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the CAM mutual funds or a private account managed by CAM seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if CAM decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other CAM mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.

PERSONAL SECURITIES TRANSACTIONS. The fund, CAM, and UMB have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of CAM. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

5.       PRINCIPAL UNDERWRITER AND DISTRIBUTION PLANS

PRINCIPAL UNDERWRITER

UMB Distribution Services, LLC 803 West Michigan Street, Milwaukee, Wisconsin 53233, is the principal underwriter for the fund in connection with the continuous offering of its shares. UMB is not affiliated with CAM.

The fund entered into an underwriting agreement with UMB which provides that UMB will bear expenses for the distribution of the fund's shares, except for expenses incurred by UMB for which it is reimbursed or compensated by the fund under the distribution plans (discussed below). UMB bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the fund. UMB also pays certain expenses in connection with the distribution of the fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The fund bears the cost of registering its shares under federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, UMB will use its best efforts in rendering services to the fund.

See "Sales Charges" for the schedule of initial sales charge re-allowed to dealers as a percentage of the offering price of the fund's Class A and Class I shares.

See the tables in Annual Fee, Expense and Other Information for commissions retained by UMB and reallowed to dealers in connection with UMB's offering of the fund's Class A and Class I shares during recently completed fiscal years.

The fund will not generally issue fund shares for consideration other than cash. At the fund's sole discretion, however, it may issue fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.

It is the fund's general practice to repurchase its shares of beneficial interest for cash consideration in any amount; however, the redemption price of shares of the fund may, at CAM's discretion, be paid in portfolio securities. The fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the fund's net asset value. You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if the fund makes an in-kind distribution. The selection of such securities will be made in such manner as the Board of Trustees deems fair and reasonable; however, the fund will not distribute illiquid securities in kind.

DISTRIBUTION PLANS

The fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A shares (the "Class A Plan"), and a plan of distribution with respect to its Class I shares (the "Class I Plan") (together, the "Plans"), pursuant to which certain distribution and service fees are paid to UMB. Because of the Plans, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD") regarding investment companies. The Class A Plan is a reimbursement plan, and distribution expenses of UMB are expected to substantially exceed the distribution fees paid by the fund in a given year. The Class I Plan are compensation plans, which means that the amount of payments under the plans are not linked to UMB's expenditures, and, consequently, UMB can make a profit under each of those plans.

CLASS A PLAN. Pursuant to the Class A Plan the fund reimburses UMB for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Board of Trustees. The Board of Trustees has approved the following categories of expenses that may be reimbursed under the Class A
Plan: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.35% per annum of the fund's daily net assets attributable to Class A shares; (ii) reimbursement to UMB for its expenditures for broker-dealer commissions and employee compensation on certain sales of the fund's Class A shares with no initial sales charge; and (iii) reimbursement to UMB for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. The expenses of the fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.35% of the fund's average daily net assets attributable to Class A shares.

The Class A Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time the fund is first invoiced for an expense. The limited carryover provision in the Class A Plan may result in an expense invoiced to the fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the Class A Plan, the fund has 12 months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the fund during such 12-month period shall not exceed 0.35% of the fund's average daily net assets attributable to Class A shares during such period. See Annual Fee, Expense and Other Information for the amount, if any, of carryover of distribution expenses as of the end of the most recent calendar year.


CLASS I PLAN. Fees on the sale of Class I shares of up to 0.75% of the amount invested in Class I shares are paid to broker-dealers who have sales agreements with UMB. UMB may also advance to dealers the first-year service fee payable under the Class I Plan at a rate up to 0.25% of the purchase price of such shares. As compensation for such advance of the service fee, UMB may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

The Class I Plan provides that the fund will pay UMB, as the fund's distributor for its Class I shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.35% of the fund's average daily net assets attributable to Class I shares and will pay UMB a service fee equal to 0.25% of the fund's average daily net assets attributable to Class I shares. UMB will in turn pay to securities dealers which enter into a sales agreement with UMB a distribution fee and a service fee at rates of up to 0.35% and 0.25%, respectively, of the fund's average daily net assets attributable to Class I shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class I shares. UMB will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, UMB may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class I shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.35% and 0.25%, respectively, of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. UMB or its affiliates are entitled to retain all service fees payable under the Class I Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by UMB or its affiliates for shareholder accounts.

The purpose of distribution payments to UMB under the Class I Plan is to compensate UMB for its distribution services with respect to Class I shares of the fund. UMB pays fees to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment. The Class I Plan also provides that UMB will receive all CDSCs attributable to Class I shares. When a broker-dealer sells Class I shares and elects, with UMB's approval, to waive its right to receive the fee normally paid at the time of the sale, UMB may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.




GENERAL

In accordance with the terms of each Plan, UMB provides to the fund for review by the Trustees a quarterly written report of the amounts expended under the Plan and the purposes for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

No interested person of the fund, nor any Trustee of the fund who is not an interested person of the fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that UMB and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the fund and except to the extent certain officers may have an interest in UMB's ultimate parent, United Missouri Bank, or its subsidiaries.

Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the 1940 Act. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby, and material amendments of the Plans must also be approved by the Trustees as provided in Rule 12b-1.

See Annual Fee, Expense and Other Information for fund expenses under the Class A Plan, and Class I Plan and CDSCs paid to UMB for the most recently completed fiscal year.
Upon redemption, Class A shares may be subject to a 2% CDSC, and Class I shares may be subject to a 2% CDSC.

6.       SHAREHOLDER SERVICING/TRANSFER AGENT

The fund has contracted with UMB Investment Services Group, 803 West Michigan Street, Milwaukee, Wisconsin 53233, to act as shareholder servicing and transfer agent for the fund.

Under the terms of its contract with the fund, UMB, services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

UMBISG receives an annual fee of $34.30 for each Class A, and Class I shareholder account from the fund as compensation for the services described above. UMBISG is also reimbursed by the fund for its cash out-of-pocket expenditures. The fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the fund would be in lieu of the per account fee which would otherwise be paid by the fund to UMBISG.

7.       CUSTODIAN

United Missouri Bank, 928 Grand Boulevard, Kansas City, Missouri 64106, is the custodian of the fund's assets. The custodian's responsibilities include safekeeping and controlling the fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund's investments. United Missouri Bank is the parent of UMBISG.

8.       INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP, 3109 West Dr ML King Jr. Boulevard, Tampa, Florida 33607-6215, the fund's independent auditors, provides audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.

9.       PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by CAM pursuant to authority contained in the fund's management contract. CAM seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, CAM considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

CAM may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by CAM. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if CAM determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). CAM maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by CAM are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. CAM believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to CAM in rendering investment management services to the fund as well as other investment companies or other accounts managed by CAM, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to CAM in carrying out its obligations to the fund. The receipt of such research has not reduced CAM's normal independent research activities; however, it enables CAM to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

In circumstances where two or more broker-dealers offer comparable prices and executions, preference will not be given to a broker-dealer which has sold shares of the fund as well as shares of other investment companies managed by CAM. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the fund.

The Clearwater Mutual Funds reserves the right to enter into third-party brokerage and/or expense offset arrangements to reduce the funds' total operating expenses. Pursuant to third-party brokerage arrangements, certain of the funds that invest primarily in U.S. equity or fixed income securities may incur lower custody fees or other services by directing brokerage to third-party broker-dealers. Pursuant to expense offset arrangements, the funds may incur lower expenses by effecting transactions with such brokers or dealers. The fund has not entered into any such arrangement at the time of this filing.

See the table in Annual Fee, Expense and Other Information for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews CAM's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund.

10.      DESCRIPTION OF SHARES

As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Sales Charges." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund's transfer agent and certificates will not normally be issued.

The fund's Agreement and Declaration of Trust, dated as of September 26, 2003 (the "Declaration"), permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest which may be divided into such separate series as the Trustees may establish. Currently, the fund consists of only one series. The Trustees may, however, establish additional series of shares and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. The Declaration further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of two classes of shares of the fund, designated as Class A shares, and Class I shares.

Each share of a class of the fund represents an equal proportionate interest in the assets of the fund allocable to that class. Upon liquidation of the fund, shareholders of each class of the fund are entitled to share pro rata in the fund's net assets allocable to such class available for distribution to shareholders. The fund reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class represent an interest in the same portfolio of investments of the fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, and Class I shareholders have exclusive voting rights with respect to the Rule 12b-1 Plans adopted by holders of those shares in connection with the distribution of shares.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. The fund is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

The shares of each series of the fund are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the fund vote together as a class on matters that affect all series of the fund in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Declaration without the affirmative vote of a majority of the fund's shares. Shares have no preemptive or conversion rights, except that under certain circumstances Class I shares may convert to Class A shares.

As a Delaware business trust, the fund's operations are governed by the Declaration. Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Statutory Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration expressly provides that the fund is organized under the Delaware Act and that the Declaration is to be governed by Delaware law. There is nevertheless a possibility that a Delaware business trust, such as the fund, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the fund's shareholders could become subject to personal liability.

To guard against this risk, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of the fund and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the fund or its Trustees, (ii) provides for the indemnification out of fund property of any shareholders held personally liable for any obligations of the fund or any series of the fund and (iii) provides that the fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the fund's business and the nature of its assets, the risk of personal liability to a fund shareholder is remote.

In addition to the requirements under Delaware law, the Declaration provides that a shareholder of the fund may bring a derivative action on behalf of the fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the fund, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration further provides that the fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the fund. The Declaration does not authorize the fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

The Declaration provides that any Trustee who is not an "interested person" of CAM shall be considered to be independent for purposes of Delaware law notwithstanding the fact that such Trustee receives compensation for serving as a trustee of the fund or other investment companies for which CAM acts as investment adviser.

11.      SALES CHARGES

The fund continuously offers two classes of shares designated as Class A, and Class I as described in the prospectus. The fund offers its shares without a sales charge to investors. These criteria are described below or in the prospectus. The fund has a 12b-1 fee.

CLASS A SHARE SALES CHARGES

You may buy Class A shares at the public offering price, including a sales charge, as follows:

                                     SALES CHARGE AS A % OF
                                     OFFERING   NET AMOUNT    DEALER
AMOUNT OF PURCHASE                   PRICE      INVESTED      REALLOWANCE
Less than $50,000                    0.00       0.00          0.00
$50,000 but less than $100,000       0.00       0.00          0.00
$100,000 but less than $250,000      0.00       0.00          0.00
$250,000 but less than $500,000      0.00       0.00          0.00
$500,000 but less than $1,000,000    0.00       0.00          0.00
$1,000,000 or more                   0.00       0.00          see below


The schedule of sales charges above is applicable to purchases of Class A shares of the fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Clearwater mutual funds previously purchased and then owned, provided UMB is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Clearwater mutual funds include all mutual funds for which UMB serves as principal underwriter. At the sole discretion of UMB, holdings of funds domiciled outside the U.S., but which are managed by affiliates of CAM, may be included for this purpose.

No sales charge is payable at the time of purchase on investments of $1 million or more, or for purchases by participants in certain group plans described below subject to a CDSC of 2% which may be imposed in the event of a redemption of Class A shares within 6 months of purchase. UMB may, in its discretion, pay a fee to broker-dealers who initiate and are responsible for such purchases as follows: 0.50 on the first $5 million invested; 0.25% on the next $45 million invested; and 0.15% on the excess over $50 million invested. These fees shall not be payable if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a fee in connection with Class A share purchases at net asset value by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets will be required to return any fee paid or a pro rata portion thereof if the retirement plan redeems its shares within 6 months of purchase.

CLASS I SHARES

You may buy Class I shares at the public offering price, which does not include a sales charge on the amount invested. Class I shares redeemed within six months of purchase will be subject to a CDSC of 2%.

                           SALES CHARGE AS A % OF
                           OFFERING         NET AMOUNT       DEALER
AMOUNT OF PURCHASE         PRICE            INVESTED         REALLOWANCE
All amounts                0.00              1.00             0.00

The CDSC will be assessed on the amount equal to the lesser of the current market value or the original purchase cost (less any initial sales charge) of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price or on shares purchased through the reinvestment of dividends or capital gain distributions. Class I shares may convert to Class A fund shares.

The contingent deferred sales charges are subject to waiver in certain circumstances as described in the prospectus.

In processing redemptions of Class I shares, the fund will first redeem shares not subject to any CDSC and then shares held for the shortest period of time during the six month period. As a result, you will pay the lowest possible CDSC.

Proceeds from the CDSC are paid to UMB and are used in whole or in part to defray UMB's expenses related to providing distribution-related services to the fund in connection with the sale of Class I shares, including the payment of compensation to broker-dealers.

ADDITIONAL PAYMENTS TO DEALERS

From time to time, UMB may elect to pay, at its own expense, cash or other incentives to dealers that sell or arrange for the sale of shares of the fund. Such cash or other incentives may take the form of payment for attendance at pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and Pre-approved sales campaigns or dealer-sponsored events. UMB may also elect to make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings. UMB will offer such cash and other incentives only to the extent permitted by applicable law or by a self-regulatory agency such as the NASD.

12.      REDEEMING SHARES

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the "Exchange") is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

SYSTEMATIC WITHDRAWAL PLAN(S) ("SWP"). A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.

Periodic payments of $50 or more will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you. Withdrawals from Class A and Class I share accounts are limited to 10% of the value of the account at the time the SWP is established. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account's address of record after you have opened your account, a signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.

Purchases of Class A or Class I shares of the fund at a time when you have a SWP in effect may result in the payment of unnecessary charges and may, therefore, be disadvantageous. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

A SWP may be terminated at any time (1) by written notice to the Clearwater Mutual Funds or from the Clearwater Mutual Funds to the shareholder; (2) upon receipt by Clearwater Mutual Funds of appropriate evidence of the shareholder's death; or (3) when all shares in the shareholder's account have been redeemed.

You may obtain additional information by calling Clearwater Mutual Funds at 1-888-844-3350.

REINSTATEMENT PRIVILEGE (CLASS A AND CLASS I SHARES). Subject to the provisions outlined in the prospectus, you may reinvest all or part of your sale proceeds from Class A or Class I shares without a sales charge into Class A shares of a Clearwater mutual fund. However, the distributor will not pay your investment firm a commission on any reinvested amount.

13.      TELEPHONE AND ONLINE TRANSACTIONS

You may purchase, exchange or sell Class A, or Class I shares by telephone or online. See the prospectus for more information. For personal assistance, call 1-888-844-3350 between 8:00 a.m. and 9:00 p.m. Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see "FactFoneSM").YOU ARE STRONGLY URGED TO CONSULT WITH YOUR INVESTMENT PROFESSIONAL PRIOR TO REQUESTING ANY TELEPHONE OR ONLINE TRANSACTION.

TELEPHONE TRANSACTION PRIVILEGES. To confirm that each transaction instruction received by telephone is genuine, the fund will record each telephone transaction, require the caller to provide the personal identification number ("PIN") for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the fund may be liable for any loss due to unauthorized or fraudulent instructions. The fund may implement other procedures from time to time. In all other cases, neither the fund, nor UMB will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

ONLINE TRANSACTION PRIVILEGES. If your account is registered in your name, you may be able buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:
|X| For new accounts, complete the online section of the account application |X| For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen on www.clearwaterinvestments.com

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Clearwater Investments website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

TELEPHONE AND WEBSITE ONLINE ACCESS. You may have difficulty contacting the fund by telephone or accessing clearwaterinvestments.com during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, Clearwater Mutual Funds will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access Clearwaterinvestments.com or to reach the fund by telephone, you should communicate with the fund in writing.

FACTFONESM. FactFoneSM is an automated inquiry and telephone transaction system available to Clearwater mutual fund shareholders by dialing 1-888-844-3350. FactFoneSM allows shareholder access to current information on Clearwater mutual fund accounts and to the prices and yields of all publicly available Clearwater mutual funds. In addition, you may use FactFoneSM to make computer-assisted telephone purchases, exchanges or redemptions from your Clearwater mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. YOU ARE STRONGLY URGED TO CONSULT WITH YOUR INVESTMENT PROFESSIONAL PRIOR TO REQUESTING ANY TELEPHONE TRANSACTION. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFoneSM. Call UMB for assistance.

FactFoneSM allows shareholders to hear the following recorded fund information:

o net asset value prices for all Clearwater mutual funds;

o annualized 30-day yields on Clearwater's fixed income funds; and

o dividends and capital gain distributions on all Clearwater mutual funds.

Yields are calculated in accordance with SEC mandated standard formulas.

All performance numbers communicated through FactFoneSM represent past Performance. A shareholder's actual yield and total return will vary with changing market conditions. The value of Class A, and Class I shares will also vary, and such shares may be worth more or less at redemption than their original cost.


14.      PRICING OF SHARES

The net asset value per share of each class of the fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.

The fund generally values its portfolio securities using closing market prices or readily available market quotations. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the fund's independent pricing services. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. When closing market prices or market quotations are not available or are considered by Clearwater Mutual Funds to be unreliable, the fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the fund's Trustees.

The fund also may use the fair value of a security, including a non-U.S. security, when Clearwater Mutual Funds determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund. The fund may use a pricing service or a pricing matrix to value some of its assets. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value.

The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account. Class A shares are offered at net asset value without the imposition of an initial sales charge (Class A shares may be subject to a CDSC).Class I shares are offered at net asset value without the imposition of an initial sales charge (Class I shares may be subject to a CDSC).



15.      TAX STATUS

The fund has elected to be treated, has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and satisfy certain quarterly asset diversification requirements. For purposes of the 90% income test, the character of income earned by certain entities in which the fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships or trusts) will generally pass through to the fund. Consequently, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other non-qualifying income.

If the fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of
(i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the fund generally will be relieved of U.S. federal income tax on any income of the fund, including "net capital gains" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund retains any investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If the fund did not qualify as a regulated investment company for any taxable year, it would be treated as a U.S. corporation subject to U.S. federal income tax.

Under the Code, the fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The fund generally distributes any net short- and long-term capital gains in November. The fund generally pays dividends from any net investment income in December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.

Unless shareholders specify otherwise, all distributions from the fund will be automatically reinvested in additional full and fractional shares of the fund. For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the fund. In general, assuming that the fund has sufficient earnings and profits, dividends from investment company taxable income are taxable either as ordinary income or, if so designated by the fund, as "qualified dividend income" taxable to individual shareholders at a maximum 15% tax rate.

Dividend distributions to individual shareholders may qualify for the maximum 15% tax rate on dividends to the extent that such dividends are attributable to "qualified dividend income" that is received by the fund after December 31, 2003 from the fund's investments in stock of certain qualified foreign corporations and U.S. companies (if any), provided that certain holding period and other requirements are met. A foreign corporation generally is treated as a qualified foreign corporation if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States. A foreign corporation that does not meet such requirements will be treated as qualifying with respect to dividends paid by it if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends from foreign personal holding companies, foreign investment companies and passive foreign investment companies, however, will not qualify for the maximum 15% tax rate.

Dividends distributed to shareholders attributable to investment company taxable income from the fund's investments in debt securities, short sales, options, futures, forward contracts, repurchase agreements or the lending of securities or any other investments that do not produce qualified dividend income will not qualify for such maximum 15% tax rate and instead will be taxable to individual shareholders at ordinary income tax rates.

Dividends from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Capital gain dividends distributed by the fund to individual shareholders generally will qualify for the maximum 15%tax rate on long-term capital gains to the extent that such dividends relate to capital gains recognized by the fund on or after May 6, 2003. Absent new legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Distributions by the fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as a gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Although dividends generally will be treated as distributed when paid, any dividend declared by the fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of the fund may be "spilled back" and treated as paid by the fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Foreign exchange gains and losses realized by the fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any such transactions that are not directly related to the fund's investments in stock or securities (or in options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed the fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the fund or its shareholders in future years.

If the fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. The fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

The fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

For U.S. federal income tax purposes, the fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and are not expected to be distributed as such to shareholders. See Annual Fee, Expense and Other Information for the fund's available capital loss carry forwards.
At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio or to undistributed taxable income of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

In addition, if Class A or Class I shares that have been held for less than 91 days are redeemed and the proceeds are reinvested in Class A shares of the fund or in Class A shares of another mutual fund at net asset value pursuant to the reinstatement privilege, or if Class A or Class I shares in the fund that have been held for less than 91 days are exchanged for the same class of shares in another fund at net asset value pursuant to the exchange privilege, all or a portion of the sales charge paid on the shares that are redeemed or exchanged will not be included in the tax basis of such shares under the Code to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the reinstatement or exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or nor the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Options written or purchased and futures contracts entered into by the fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the fund's income and gains or losses and hence of its distributions to shareholders.

Dividends received by the fund from U.S. corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) extending before and after each dividend held in an un-leveraged position and distributed and designated by the fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability.

The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on fund dividends or distributions or on sales or exchanges of fund shares unless the acquisition of the fund shares was debt-financed. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and sales and exchanges of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in the fund, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Federal law requires that the fund withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

If, as anticipated, the fund continues to qualify as a regulated investment company under the Code, it will not be required to pay any Delaware income, corporate excise or franchise taxes.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the fund and, unless an effective IRS Form W-8BEN, or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the fund. Shareholders should consult their own tax advisers on these matters and on state, local, foreign, and other applicable tax laws.


16.      INVESTMENT RESULTS

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS

Average annual total return quotations for each class of shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment in the class made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                  P(1+T)n = ERV

         Where:

P   = a hypothetical initial payment of $1,000, or the deduction of
the   CDSC for Class A and Class I shares at the end of the
period

         T   = average annual total return

         n   = number of years

         ERV = ending redeemable value of the hypothetical $1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

For purposes of the above computation, it is assumed that all dividends and distributions made by the fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular class of shares are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to a class' mean account size.

See Annual Fee, Expense and Other Information for the annual total returns for each class of fund shares as of the most recently completed fiscal year.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS (AFTER TAXES ON
DISTRIBUTIONS)

Average annual total return quotations (after taxes on distributions) are computed by finding the average annual compounded rate of return (after taxes on distributions) that would cause a hypothetical investment in the class made on the first day of the period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

         P(1+T)n = ATVD

         Where:

         P    = hypothetical initial payment of $1,000

         T    = average annual total return (after taxes on distributions)

         n    = number of years

         ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The taxes due on any distributions by the fund are calculated by applying the highest historical individual federal income tax rates and do not reflect the impact of state or local taxes. Actual after tax returns depend upon an investors tax situation and may differ from those used to compute the quotations. After tax returns will vary by class of shares. The taxable amount and tax character of each distribution specified by the fund on the dividend declaration date are generally used in these calculations but may be adjusted to reflect subsequent re-characterizations of distributions. The distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phase outs of certain exemptions, deductions and credits at various income levels; and the impact of the federal alternative minimum tax.

For purposes of the above computation, it is assumed that all dividends and distributions made by the fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular class of shares are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to a class' mean account size.

See Annual Fee, Expense and Other Information for the annual total returns (after taxes on distributions) for each class of fund shares as of the most recently completed fiscal year.


STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

Average annual total return quotations (after taxes on distributions and redemptions) are computed by finding the average annual compounded rate of return (after taxes on distributions and redemptions) that would cause a hypothetical investment in the class made on the first day of the period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

         P(1 + T)n = ATVDR

         Where:

         P      = a hypothetical initial payment of $1,000

         T      = average annual total return (after taxes on distributions and redemption)

         n      = number of years

         ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption

The taxes due on any distributions by the fund and redemptions are calculated by applying the highest historical individual federal income tax rates and do not reflect the impact of state or local taxes. Actual after tax returns depend upon an investors tax situation and may differ from those used to compute the quotations. After tax returns will vary by class of shares. The taxable amount and tax character of each distribution specified by the fund on the dividend declaration date are generally used in these calculations but may be adjusted to reflect subsequent re-characterizations of distributions. The distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions and credits at various income levels; and the impact of the federal alternative minimum tax.

The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption are separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The calculations does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax laws are used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as the tax character (e.g., short-term or long-term) of any resulting gains or losses. The calculations assume that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

For purposes of the above computation, it is assumed that all dividends and distributions made by the fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular class of shares are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to a class' mean account size.

See Annual Fee, Expense and Other Information for the annual total returns (after taxes on distributions and redemptions) for each class of fund shares as of the most recently completed fiscal year.

17.  FINANCIAL STATEMENTS

[balance sheet and audit report]


18.      ANNUAL FEE, EXPENSE AND OTHER INFORMATION

PORTFOLIO TURNOVER

Not applicable1.

SHARE OWNERSHIP

As of ________ __, 2003, the Trustees and officers of the fund owned beneficially in the aggregate less than 1% of the outstanding shares of the fund. The following is a list of the holders of 5% or more of any class of the fund's outstanding shares as of ________ __, 2003:

----------------------------------------------- ----------------- -----------
RECORD HOLDER                     SHARE CLASS    NUMBER OF SHARES  % OF CLASS
------------------------------------------------ ----------------- ----------

UMB DISTRIBUTION SERVICES, LLC.	  Class A        ________       ______%
803 WEST MICHIGAN STREET 		  Class I          N/A 		  N/A
MILWAUKEE, WI 53233


TRUSTEE OWNERSHIP OF SHARES OF THE FUND AND OTHER CLEARWATER MUTUAL FUNDS

The following table indicates the value of shares that each Trustee beneficially owned in the fund and Clearwater Mutual Funds in the aggregate as of December 31, 2002. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2002. The share value of any open-end Clearwater Mutual Fund is based on the net asset value of the class of shares on December 31, 2002. The dollar ranges in this table are in accordance with SEC requirements.

----------------------------------- --------------------- ----------------------------
AGGREGATE DOLLAR RANGE OF
EQUITY SECURITIES IN ALL
REGISTERED
                    DOLLAR RANGE OF EQUITY          INVESTMENT COMPANIES IN THE
NAME OF TRUSTEE                    SECURITIES IN THE FUND          CLEARWATER FAMILY OF FUNDS
-------------------------- ---------------------------   -----------------------------
-------------------------- ---------------------------   -----------------------------
INTERESTED TRUSTEES
-------------------------- ---------------------------   -----------------------------
--------------------------   --------------------------- -----------------------------
Jamie D. Atkins              	      None                          None
-------------------------- ---------------------------   -----------------------------
---------------------------------- ---------------------------   ---------------------
INDEPENDENT TRUSTEES
-------------------------- ---------------------------   -----------------------------
---------------------------------- ---------------------------   ---------------------
J. Matthew Marquardt                  None                           None
-------------------------- ---------------------------   -----------------------------
-------------------------- ---------------------------   -----------------------------
Shelia Salomon                        None                           None
-------------------------- ---------------------------   -----------------------------
---------------------------------- ---------------------------   ---------------------
William Noble                         None                           None
-------------------------- ---------------------------   -----------------------------
-------------------------- ---------------------------   -----------------------------
Doug Everleth                         None                           None
-------------------------- ---------------------------   -----------------------------
-------------------------- ---------------------------   -----------------------------


COMPENSATION OF OFFICERS AND TRUSTEES

The following table sets forth certain information with respect to the compensation of each Trustee of the fund.

----------------------      -----------------    -------------------  -----------------------
                                                   PENSION OR
                                                      RETIREMENT BENEFITS  TOTAL COMPENSATION FROM
                                AGGREGATE             ACCRUED AS PART OF   THE FUND AND OTHER
   CLEARWATER
                               COMPENSATION FROM     FUND EXPENSES         FUNDS***
NAME OF TRUSTEE                  FUND**
------------------------      -----------------    -------------------  -------------------------
------------------------      -----------------    -------------------  -------------------------
INTERESTED TRUSTEES:
------------------------      -----------------    -------------------  -------------------------
------------------------      -----------------    -------------------  -------------------------
Jamie D. Atkins                  None                None                 None
------------------------      -----------------    -------------------  -------------------------
------------------------      -----------------    -------------------  -------------------------
INDEPENDENT TRUSTEES:
------------------------      -----------------    -------------------  -------------------------
------------------------      -----------------    -------------------  -------------------------
J. Matthew Marquardt             None                None                 None
------------------------      -----------------    -------------------  -------------------------
------------------------      -----------------    -------------------  -------------------------
Shelia Salomon                   None                None                 None
------------------------      -----------------    -------------------  -------------------------
------------------------      -----------------    -------------------  -------------------------
William Noble                    None                None                 None
------------------------      -----------------    -------------------  -------------------------
------------------------      -----------------    -------------------  -------------------------
Doug Everleth                    None                None                 None
------------------------      -----------------    -------------------  -------------------------
------------------------      -----------------    -------------------  -------------------------

        *       Under the management contract, CAM reimburses the fund for any Interested Trustees fees paid by the fund.
        **      Estimated for the fiscal year ending ________ __, 2003. There are 4 U.S. registered investment portfolios in the CLEARWATER
                Family of Funds.
        ***     For the calendar year ended December 31, 2002.


APPROXIMATE MANAGEMENT FEES THE FUND PAID OR OWED CAM
Not applicable1

FEES THE FUND PAID TO CAM UNDER THE ADMINISTRATION AGREEMENT

Not applicable1
CARRYOVER OF DISTRIBUTION EXPENSES

Not applicable1

APPROXIMATE NET UNDERWRITING COMMISSIONS RETAINED BY UMB (CLASS A SHARES)

Not applicable1

APPROXIMATE COMMISSIONS REALLOWED TO DEALERS (CLASS A SHARES)

Not applicable1

APPROXIMATE COMMISSIONS REALLOWED TO DEALERS (CLASS I SHARES)

Not applicable1

FUND EXPENSES UNDER THE DISTRIBUTION PLANS

Not applicable1

CDSCS

Not applicable1

APPROXIMATE BROKERAGE AND UNDERWRITING COMMISSIONS (PORTFOLIO TRANSACTIONS)

Not applicable1

CAPITAL LOSS CARRYFORWARDS AS OF ________ __, 200_

Not applicable1

AVERAGE ANNUAL TOTAL RETURNS

Not applicable1


19. APPENDIX A - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") PRIME RATING SYSTEM

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries. High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation. Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.



MOODY'S DEBT RATINGS

The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.
2) Notes allowing for negative coupons, or negative principal.
3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

o Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
o Nature of and provisions of the obligation;
o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

20. APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES CLEARWATER ASSET MANAGEMENT, L.L.C.
-----------------------------------------------------------------------------
                         VERSION 1.0 DATED September 30, 2003
  PROXY VOTING POLICIES AND PROCEDURES OF CLEARWATER ASSET MANAGEMENT, L.L.C.

                                TABLE OF CONTENTS
OVERVIEW.........................................................76

PROXY VOTING
PROCEDURES.......................................................76

PROXY VOTING
SERVICE..........................................................76

PROXY COORDINATOR................................................76

REFERRAL ITEMS...................................................77

CONFLICTS OF
INTEREST.........................................................77

SECURITIES LENDING.................................................78

SHARE-BLOCKING.....................................................78

RECORD KEEPING.....................................................78

DISCLOSURE.........................................................79

PROXY VOTING OVERSIGHT GROUP.......................................79

PROXY VOTING POLICIES..............................................79

ADMINISTRATIVE.....................................................80

AUDITORS..........................................................80

BOARD OF DIRECTORS................................................80

CAPITAL STRUCTURE..................................................80

COMPENSATION.......................................................80

CORPORATE GOVERNANCE...............................................80

MERGERS AND RESTRUCTURINGS.........................................80

MUTUAL FUNDS.......................................................80

SOCIAL ISSUES......................................................80

TAKEOVER-RELATED MEASURES..........................................80

OVERVIEW
Clearwater Asset Management ("CAM")is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When CAM has been delegated proxy-voting authority for a client, the duty of care requires CAM to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, CAM must cast the proxy votes in a manner consistent with the best interest of its clients and must place the client's interests ahead of its own. CAM will vote all proxies presented to it in a timely manner on its behalf.

The Proxy Voting Policies and Procedures are designed to complement CAM's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by CAM. These PROXY VOTING POLICIES summarize CAM's position on a number of issues solicited by underlying held companies. The policies are guidelines that provide a general indication on how CAM would vote but do not include all potential voting scenarios.

     CAM's PROXY VOTING PROCEDURES detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with CAM's policies or specific client instructions. All shares in a company held by CAM-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Chief Investment Officer determines, after consultation with the Proxy Voting Oversight Group, that the circumstances justify a different approach.

     ANY QUESTIONS ABOUT THESE POLICIES AND PROCEDURES SHOULD BE DIRECTED TO THE PROXY COORDINATOR.

PROXY VOTING PROCEDURES
PROXY VOTING SERVICE

CAM has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by CAM. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues.

PROXY COORDINATOR

CAM's Chief Investment Officer(the "Proxy Coordinator")coordinates the voting, procedures and reporting of proxies on behalf of CAM's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether CAM's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

REFERRAL ITEMS

From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by CAM's policy as to be voted on a case-by-case basis, that are not covered by CAM's guidelines or where CAM's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will require a written voting recommendation. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between CAM and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation.

     If the matter presents a conflict of interest for CAM, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, CAM will vote according to the recommendation of the Proxy Coordinator where such recommendation would go against CAM's interest or where the conflict is deemed to be immaterial. CAM will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the CAM's internal vote recommendation would favor CAM's interest, unless a client specifically requests CAM to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Chief Investment Officer and the Conflicts of Interest Report issued by the Compliance Department.

CONFLICTS OF INTEREST

     Occasionally, CAM may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

        o       An affiliate of CAM;

        o An issuer of a security for which CAM acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

        o A person with whom CAM (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of CAM's business.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to CAM to determine whether an actual or potential conflict of interest with CAM exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator

SECURITIES LENDING

     Proxies are NOT available to be voted when the shares are out on loan through either CAM's Lending Program or a client's managed security lending program. If the Portfolio Manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the Portfolio Manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

SHARE-BLOCKING

     "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

      CAM will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy
Coordinator will work with the Portfolio Manager and Investment
Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

RECORD KEEPING

     The Proxy Coordinator shall ensure that CAM's proxy voting service:

  o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering,
                Analysis, and Retrieval (EDGAR) system);

      o       Retains a record of the vote cast;

o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

      o Is able to promptly provide CAM with a copy of the voting record upon its request.

     	The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

        o       A record memorializing the basis for each referral vote cast;

        o A copy of any document created by CAM that was material in making the decision on how to vote the subject proxy; and

        o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, CAM.

     CAM shall maintain the above records in the client's file for a period not less than six (6) years.

DISCLOSURE

     CAM shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how CAM voted with respect to assets held in their accounts. In addition, CAM shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through CAM's Form ADV (Part II) disclosure, by separate notice to the client, or by CAM's website.

PROXY VOTING OVERSIGHT GROUP

The members of the Proxy Voting Oversight Group are CAM's: Chief
Investment Officer, Head of Investment Operations, and Director of Compliance. Other members of CAM will be invited to attend meetings and otherwise participate as necessary.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) CAM's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

PROXY VOTING POLICIES

CAM's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, CAM believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. CAM monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies for U.S. companies and proxies for non-U.S. companies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by CAM-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by CAM's Proxy Voting Oversight Group, which consists of the Chief Investment Officer(the Proxy Coordinator), the Director of Investment Operations, and the Director of Compliance.

     CAM has established PROXY VOTING PROCEDURES for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

     Clients may request, at any time, a report on proxy votes for securities held in their portfolios and CAM is happy to discuss our proxy votes with company management. CAM retains a proxy voting service to provide research on proxy issues and to process proxy votes.

  ADMINISTRATIVE

     While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

     We will generally support these and similar management proposals:

        o       Corporate name change.

        o       A change of corporate headquarters.

        o       Stock exchange listing.

        o       Establishment of time and place of annual meeting.

        o       Adjournment or postponement of annual meeting.

        o       Acceptance/approval of financial statements.

        o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

        o       Approval of minutes and other formalities.

        o Authorization of the transferring of reserves and allocation of income.

        o       Amendments to authorized signatories.

        o Approval of accounting method changes or change in fiscal year-end.

        o       Acceptance of labor agreements.

        o       Appointment of internal auditors.

CAM will vote on a case-by-case basis on other routine business; however, CAM will oppose any routine business proposal if insufficient information is presented in advance to allow CAM to judge the merit of the proposal. CAM has also instructed its proxy voting service to inform CAM of its analysis of any administrative items inconsistent, in its view, with supporting the value of CAM portfolio holdings so that CAM may consider and vote on those items on a case-by-case basis.

AUDITORS

     We normally vote for proposals to:

o     Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

        o   Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

        o       Seek bids from other auditors.

        o       Rotate auditing firms.

        o       Indemnify auditors.

        o Prohibit auditors from engaging in non-audit services for the company.

BOARD OF DIRECTORS

     On issues related to the board of directors, CAM normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

General Board Issues
     CAM will vote for:

        o Audit, compensation and nominating committees composed of independent directors exclusively.

o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

        o       Election of an honorary director.

     We will vote against:

        o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

        o       Minimum stock ownership by directors.

        o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

o Requirements for union or special interest representation on the board.

        o       Requirements to provide two candidates for each board seat.

Elections of Directors
     		In uncontested elections of directors we will vote against:

        o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against directors who:

        o Have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

        o Have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

        o Have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

        o Appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

        o       Contested election of directors.

o 	Prior to phase-in required by SEC, we would consider
supporting election of a majority of independent directors in cases of poor performance.

        o       Mandatory retirement policies.

CAPITAL STRUCTURE

     Managements need considerable flexibility in determining the company's financial structure, and CAM normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     CAM will vote for:

        o       Changes in par value.

        o Reverse splits, if accompanied by a reduction in number of shares.

o Share repurchase programs, if all shareholders may participate on equal terms.

        o       Bond issuance.

        o       Increases in "ordinary" preferred stock.

        o       Proposals to have blank-check common stock placements (other
than shares issued in the normal course of    business)
submitted for shareholder approval.

        o       Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

        o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

        o Increase in authorized common stock. We will make a determination considering, among other factors:

        o       Number of shares currently available for issuance;

o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

        o       Proposed use of the additional shares; and

        o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

        o       Proposals to submit private placements to shareholder vote.

        o       Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

COMPENSATION

      CAM supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     CAM will vote for:

        o       401(k) benefit plans.

        o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares.
   Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

        o       Amendments to performance plans to conform with OBRA;

  o Caps on annual grants or amendments of administrative features;

        o       Adding performance goals; and

        o       Cash or cash-and-stock bonus plans.

o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

        o       Require that option re-pricings be submitted to shareholders.

        o       Require the expensing of stock-option awards.

        o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

?	    Employee stock purchase plans where the purchase price is
equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

?	  	Executive and director stock-related compensation plans. We
will consider the following factors when reviewing these plans:

?	The program must be of a reasonable size. We will approve
plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                          Dilution = (A + B + C) / (A + B + C + D), where

                          A = Shares reserved for plan/amendment,
                          B = Shares available under continuing plans, C = Shares granted but unexercised and D = Shares outstanding.

        o       The plan must not:

        o Explicitly permit unlimited option re-pricing authority or that have re-priced in the past without shareholder approval.

        o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

        o We are generally in favor of proposals that increase participation beyond executives.

        o       All other employee stock purchase plans.

        o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

        o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, re-pricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

        o       Limits on executive and director pay.

        o       Stock in lieu of cash compensation for directors.

o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

        o       Elimination of stock option plans.

CORPORATE GOVERNANCE

     CAM will vote for:

        o       Confidential Voting.

        o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

        o       Disclosure of beneficial ownership.

     We will vote on a case-by-case basis on the following issues:

        o Change in the state of incorporation. We will support re-incorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

?	Bundled proposals.  We will evaluate the overall impact of the proposal.

        o Adopting or amending the charter, bylaws or articles of association.

?	Shareholder appraisal rights, which allow shareholders to
demand judicial review of an acquisition price. We believe that the courts currently handle this situation adequately without this mechanism.

     We will vote against:

?	Shareholder advisory committees. While management should
solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

        o       Limitations on stock ownership or voting rights.

        o       Reduction in share ownership disclosure guidelines.

MERGERS AND RESTRUCTURINGS

     CAM will vote on the following and similar issues on a case-by-case basis:

        o       Mergers and acquisitions.

        o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

        o       Debt restructurings.

        o       Conversion of securities.

        o       Issuance of shares to facilitate a merger.

        o       Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

MUTUAL FUNDS

Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     CAM will vote for:

        o       Establishment of new classes or series of shares.

        o       Establishment of a master-feeder structure.

     CAM will vote on a case-by-case on:

?	Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

        o       Approval of new or amended advisory contracts.

        o       Changes from closed-end to open-end format.

        o       Authorization for, or increase in, preferred shares.

        o       Disposition of assets, termination, liquidation, or mergers.

SOCIAL ISSUES

      CAM will abstain on proposals calling for greater disclosure of corporate activities with regard to social issues. We believe these issues are important and should receive management attention.

     CAM will vote against proposals calling for changes in the company's business. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.


TAKEOVER-RELATED MEASURES

     CAM is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     CAM will vote for:

        o       Cumulative voting.

        o       Increase ability for shareholders to call special meetings.

        o       Increase ability for shareholders to act by written consent.

        o       Restrictions on the ability to make greenmail payments.

        o       Submitting rights plans to shareholder vote.

        o       Rescinding shareholder rights plans ("poison pills").

        o       Opting out of the following state takeover statutes:

        o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

 o Control share cash-out provisions, which require large holders to acquire shares from other holders.

        o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

        o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

        o       Fair price provisions.

        o       Authorization of shareholder rights plans.

        o       Labor protection provisions.

        o       Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

        o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

        o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

        o       Proposals that allow shareholders to nominate directors.

     We will vote against:

        o       Classified boards.

o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

        o       Classes of shares with unequal voting rights.

        o       Supermajority vote requirements.

        o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

?	Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

        o Extension of advance notice requirements for shareholder proposals.

        o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

                           PART C - OTHER INFORMATION

Item 23.  Exhibits

       (a)(1) Agreement and Declaration of Trust.(1)
       (a)(2) Certificate of Trust.(1)
       (b)    By-Laws.(2)
       (c)    None.
       (d)    Management Contract.(2)
       (e)(1) Underwriting Agreement.(2)
       (e)(2) Dealer Sales Agreement.(2)
       (f)    None.
       (g)    Custodian Agreement.(2)
       (h)(1) Investment Company Service Agreement.(2)
       (h)(2) Administration Agreement.(2)
       (h)(3) Expense Limit and Reimbursement Agreement.(2)
       (i)    Opinion of Counsel.(2)
       (j)    Consent of Independent Auditors.(2)
       (k)    None.
       (l)    Share Purchase Agreement.(2)
       (m)(1) Class A Distribution Plan.(2)
       (m)(2) Class I Distribution Plan.(2)
       (n)    Multiclass Plan Pursuant to Rule 18f-3.(2)
       (o)    Code of Ethics.(2)
       N/A    Powers of Attorney.(1)

------------------

(1)  Filed herewith.

(2)  To be filed by amendment.

Item 24.  Persons Controlled by or Under Common Control with the Fund

     None.

Item 25.  Indemnification

         Except for the Agreement and Declaration of Trust, dated September 26, 2003 (the "Declaration"), establishing the Fund as a business trust under Delaware law, there is no contract, arrangement or statute under which any Trustee, officer, underwriter or affiliated person of the Fund is insured or indemnified. The Declaration provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Fund shall be indemnified by the Fund or the appropriate Fund series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him in the settlement thereof.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be available to Trustees, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Trustee, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

     Clearwater Asset Management, L.L.C. ("CAM") is a registered investment adviser under the Investment Advisers Act of 1940, as amended. CAM manages investment portfolios for investment companies, pension and profit sharing plans, trusts, estates or charitable organizations and other corporations or business entities.

To the knowledge of the Fund, none of CAM's directors or executive officers is or has been during their employment with CAM engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted below. Certain directors and officers, however, may hold or may have held various positions with, and engage or have engaged in business for, the investment companies that CAM manages.


                              OTHER BUSINESS, PROFESSION, VOCATION OR
                              EMPLOYMENT OF SUBSTANTIAL NATURE WITHIN LAST
TWO
NAME OF DIRECTOR/OFFICER      FISCAL YEARS

Jamie D. Atkins	            Chief Compliance Officer, Great Companies, LLC
                              Clearwater, Florida 33756


Item 27.  Principal Underwriters

         (a) See "Management of the Fund" in the Statement of Additional Information.

   (b)      Directors and officers of UMB Distribution Services, LLC,
Distributor:

                       POSITIONS AND OFFICES WITH   POSITIONS AND OFFICES
WITH

       NAME               UNDERWRITER                  FUND
Peter J. Hammond           President                    None

Christine L. Mortensen     Treasurer                    None

Constance Dye Shannon      Secretary                    None

The principal business address of each of these individuals is UMB DISTRIBUTION SERVICES, LLC. 803 WEST MICHIGAN STREET, MILWAUKEE, WI 53233

         (c)      Not applicable.

Item 28.  Location of Accounts and Records

         The accounts and records are maintained at the Fund's office at 36181 East Lake Road, Suite 174, Palm Harbor, Florida 34685.

Item 29.  Management Services

     Not applicable.

Item 30.  Undertakings

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Palm Harbor and The State of Florida on the 31st day of December, 2003.

                                             CLEARWATER QUANTUM FUND
CLEARWATER AGGRESSIVE OPPORTUNITIES FUND
CLEARWATER QUANTUM FIXED INCOME FUND
CLEARWATER SMALL CAP FUND


                                        By:  /s/ Jamie D. Atkins
                                                 President & Trustee



     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,
this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature

Jamie D. Atkins
President,Trustee


                       EXHIBIT INDEX

Exhibit
Number       Document Title

(a)(1)       Agreement and Declaration of Trust

(a)(2)       Certificate of Trust




1 As of the date of this statement of additional information, the fund had not yet completed a fiscal year.